UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

Avistar Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.
☐            Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐            Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2010

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2010 annual meeting of stockholders (“Annual Meeting”) of Avistar Communications Corporation (the “Company” or “Avistar”), a Delaware corporation, will be held on June 10, 2010 at 10:00 a.m. Pacific Daylight Savings Time, at 1875 S. Grant Street, 10th Floor, San Mateo, California  94402 for the following purposes:

1.
To elect six (6) directors to serve until the next Annual Meeting or in each case until his successor is duly elected and qualified (this matter only concerns the election as directors of the individuals listed; no other nominations or elections are before the Annual Meeting);

2.	To approve the amendment and restatement of the Company’s bylaws;

3.	To approve the 2010 Employee Stock Purchase Plan;

4.
To approve a stock option exchange program pursuant to which eligible holders of stock options will be offered the opportunity to exchange their eligible options to purchase shares of common stock outstanding under the Company’s existing equity incentive plans, for a smaller number of new options at a lower exercise price;

5.	To ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

6.
To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  Only stockholders of record at the close of business on April 12, 2010 are entitled to attend and vote at the meeting.

All stockholders are cordially invited to attend the meeting in person.  You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), unless you previously asked to receive our proxy materials in paper form.  However, to ensure your representation at the Annual Meeting, please vote as soon as possible using the Internet or telephone, as instructed in the Notice.  Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail.

Sincerely,

By:	/s/ Elias A. MurrayMetzger
Elias A. MurrayMetzger
Chief Financial Officer, Chief Administrative Officer and Corporate Secretary

San Mateo, California
April 30, 2010

YOUR VOTE IS IMPORTANT’

IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OR IF YOU ASKED TO RECEIVE THE PROXY MATERIALS IN PAPER FORM, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

Important Notice Regarding The Proxy Materials for the Stockholder Meeting to be held on
June 10, 2010: the Proxy Statement and Annual Report to Stockholders for the fiscal year ended
December 31, 2009 are available electronically free of charge at http://proxyvote.com.

AVISTAR COMMUNICATIONS CORPORATION

PROXY STATEMENT FOR 2010
ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Avistar Communications Corporation (the “Company”), for use at the 2010 annual meeting of stockholders (the “Annual Meeting”) to be held Thursday, June 10, 2010 at 10:00 a.m. Pacific Daylight Savings Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting.  The Annual Meeting will be held at the Company’s principal executive offices located at 1875 S. Grant Street, 10th Floor, San Mateo, California 94402.  The Company’s telephone number at this location is (650) 525-3300.

These proxy solicitation materials and the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, including financial statements, were first furnished over the Internet and the Notice was first mailed on or about April 30, 2010 to stockholders entitled to vote at the meeting.

Stockholders may receive an additional copy of the Annual Report on Form 10-K for the year ended December 31, 2009, or a copy of the exhibits to the Annual Report on Form 10-K without charge by sending a written request to the Secretary of the Company at our principal executive office located at 1875 S. Grant Street, 10th Floor, San Mateo, California 94402.

Record Date

Stockholders of record at the close of business on April 12, 2010 (the “Record Date”) are entitled to notice of and to vote at the meeting.  The Company has one series of common shares outstanding, designated Common Stock, $.001 par value.  On the Record Date, 39,022,344 shares of the Company’s Common Stock were issued and outstanding and held of record by 70 stockholders.  The Company is authorized to issue 10,000,000 shares of Preferred Stock, although no such shares were issued or outstanding as of the Record Date.

Internet Availability

Pursuant to the rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, we will first mail, on or about April 30, 2010, the Notice to our stockholders of record and beneficial owners at the close of business on April 12, 2010.  On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice.  These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of our Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the proxy statement; our Annual Report on Form 10-K for the year ended December 31, 2009 and a form of proxy relating to our Annual Meeting and all of our future stockholders’ meetings; information on how to access the form of proxy; and information on how to obtain directions to attend the meeting and vote in person.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by submitting a new later dated proxy by telephone or over the Internet, or by attending the meeting and voting in person.  Attendance at the meeting will not by itself revoke a previously granted proxy.  Deliveries to the Company should be addressed to Elias MurrayMetzger, Corporate Secretary, 1875 S. Grant Street, 10th Floor, San Mateo, California  94402.

However, please note that beneficial owners of shares held in street name may revoke their proxy by timely submitting new voting instructions to their broker, bank or other nominee or by obtaining a legal proxy from the broker, trustee or other nominee that holds their shares giving the beneficial owners the right to vote the shares, or by attending the Annual Meeting and voting in person.

All shares that have been properly voted without timely revocation will be voted at the Annual Meeting.

Voting Procedures

Each share of Common Stock outstanding on the Record Date is entitled to one vote.  Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares such stockholder is entitled to vote, or distribute such stockholder’s votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six candidates.  The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.  Additional information on cumulative voting is located in the section captioned “Election of Directors – Cumulative Voting.”  Cumulative voting applies only to the election of directors.  The proxy holders will cumulate all shares voted and will distribute those shares in such a manner to effect the election of as many nominees set forth in these proxy materials as possible.  On all other matters, each share of Common Stock has one vote.

Solicitation of Proxies

This solicitation of proxies is made by the Company, and all related costs will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies also may be solicited by certain of the Company’s directors, officers and other employees, without additional compensation, personally or by other means.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections (the “Inspector”) who shall be a representative of the Company’s transfer agent.  The Inspector will determine whether or not a quorum is present.  In general, Delaware law also provides that to have a quorum a majority of shares entitled to vote must be present or represented by proxy at the meeting.  Except in certain specific circumstances, the affirmative vote of a majority of shares present in person, or represented by proxy if a quorum is present, is required under Delaware law for approval of proposals presented to stockholders.

The Inspector will treat shares that are voted “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum.  Such shares will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote.  When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted (i) for the election of the nominees for the board of directors set forth herein; (ii) to approve the amendment and restatement of the bylaws of the Company; (iii) to approve the 2010 Employee Stock Purchase Plan; (iv) to approve a stock option exchange program; (v) to ratify the appointment of Burr Pilger Mayer, Inc. to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and (vi) at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  Thus, if a stockholder does not otherwise instruct his or her broker, the broker may turn in a proxy card voting the stockholder’s shares “FOR” routine matters, but expressly instructing that the broker is not voting on non-routine matters.  A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine.  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.  Unless the stockholder has provided otherwise his or her broker will have discretionary authority to vote his or her shares on the ratification of auditors, which is considered a routine matter.

Unlike at previous annual meetings brokers do not have discretionary authority to vote on the election of directors, so it is very important that a stockholder instruct his or her broker how to vote on these proposals.

Votes Required for Each Proposal

To elect our directors and approve the other proposals being considered at the Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
Amendment and Restatement of the Bylaws	Majority	No
Approval of 2010 Employee Stock Purchase Plan	Majority	No
Approval of the Stock Option Exchange Program	Majority	No
Ratification of Burr Pilger Mayer, Inc.	Majority	Yes

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the specified matter.

“Plurality” means a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

Proposal One – Election of Directors.  If a quorum is present, the six director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.  You may vote “FOR” all nominees, “WITHHOLD” for all nominees or “WITHHOLD” for certain nominees by specifying the name(s) of such nominees on your proxy card.  A properly executed proxy marked "withhold" with respect to the election of the directors will not be voted with respect to the directors and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.

Proposal Two – Approval of the Amended and Restated Bylaws.  Approval of the amended and restated bylaws will require the affirmative vote of a majority of the shares present, represented and entitled to vote.  You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal.  If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on the matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against this proposal.

Proposal Three – Approval of 2010 Employee Stock Purchase Plan.  Approval of the 2010 Employee Stock Purchase Plan will require the affirmative vote of a majority of the shares present, represented and entitled to vote.  You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal.  If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on the matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against this proposal.

Proposal Four – Approval of the Stock Option Exchange Program.  Approval of the Stock Option Exchange Program will require the affirmative vote of a majority of the shares present, represented and entitled to vote.  You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal.  If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on the matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against this proposal.

Proposal Five – Ratification of Burr Pilger Mayer, Inc. as Independent Registered Public Accountants.  Ratification of Burr Pilger Mayer, Inc. as Avistar’s independent registered public accounting firm for the year ending December 31, 2010 will require the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy.  You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal.

Deadline for Receipt of Stockholder Proposals for the 2011 Annual Meeting

In order to be considered for inclusion in the proxy statement and form of proxy relating to the 2011 annual meeting of stockholders of the Company, proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2011 annual meeting of stockholders must be received by the Company no later than December 31, 2010 (which is 120 days prior to the anniversary date of the mailing of this proxy statement).

The SEC rules establish a different deadline with respect to discretionary voting (the “Discretionary Vote Deadline”) for stockholder proposals that are not intended to be included in a company’s proxy statement.  The Discretionary Vote Deadline for our 2011 annual meeting of stockholders is March 16, 2011, which is 45 days prior to the anniversary of the mailing date of this proxy statement.  If a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company’s 2011 annual meeting of stockholders.

Section 2.2 of the Company’s bylaws provides that, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Company.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days in advance of the date specified in the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders.

The estimated mailing and access date for the Company’s proxy statement relating to its 2011 Annual Meeting of stockholders is April 30, 2011 and therefore, for a stockholder proposal to be timely for purposes of Section 2.2 of the bylaws of the Company, it must be delivered to or mailed and received at the principal executive offices of the Company no later than March 31, 2011.  Since the bylaw deadline occurs after the Discretionary Vote Deadline, a stockholder proposal received after the Discretionary Vote Deadline but before the bylaw deadline would be eligible to be presented at the 2011 annual meeting of stockholders, but we believe that our proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote for or against the proposal at the 2011 annual meeting of stockholders without including any disclosure of the proposal in the proxy statement relating to such meeting.

However, if Proposal Two is approved by the stockholders at the Annual Meeting, then the bylaws will be amended and restated to provide that:

Stockholders may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials—Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner.  In order to be included in the proxy statement for the 2011 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 31, 2010 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, the Company’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders.  In general, nominations for the election of directors may be made (1) by or at the direction of the board of directors, or (2) by any stockholder entitled to vote who has timely delivered written notice to the Secretary of the Company during the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.  However, if a stockholder wishes only to recommend a candidate for consideration by the Nominating Committee as a potential nominee for director, see the procedures discussed in "Nominating Committee —Requirements for stockholder recommendations of a candidate to the board of directors."

The Company bylaws also provide that the only business that may be conducted at an annual meeting is business that is brought (1) pursuant to the notice of meeting (or any supplement thereto), (2) by or at the direction of the board of directors, or (3) by a stockholder who has timely delivered written notice which sets forth all information required by our bylaws to our secretary during the Notice Period (as defined below).

The "Notice Period" is defined as the period commencing on the date 75 days prior to the one year anniversary of the date on which we first mailed our proxy materials to stockholders for the previous year's annual meeting of stockholders and terminating on the date 45 days prior to the one year anniversary of the date on which we first mailed our proxy materials to stockholders for the previous year's annual meeting of stockholders. As a result, the Notice Period for the 2011 annual meeting of stockholders will be from February 14, 2011 to March 16, 2011.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

The foregoing deadlines assume that the Company’s 2011 annual meeting of stockholders will be held within 30 days of the anniversary date of the 2010 Annual Meeting.  If the Company elects to hold the 2011 annual meeting of stockholders on a date that is more than 30 days before or after June 10, 2011, the Company will include revised deadlines in an annual report on Form 10-K or a quarterly report on Form 10-Q filed with the SEC.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 12, 2010 as to (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director or nominee to the board of directors of the Company; (iii) each of the Named Executive Officers (as defined below under “Executive Compensation and Other Matters — Executive Compensation — Summary Compensation Table”) and (iv) all directors, nominees to the board of directors and executive officers of the Company as a group.  Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.  Except as otherwise noted, the address of each person listed on the table is c/o Avistar Communications Corporation, 1875 S. Grant Street, 10th Floor, San Mateo, California  94402.

Beneficial Owner	Common Stock Beneficially Owned (1)	Percentage of Common Stock Beneficially Owned (1)
Dr. Gerald J. Burnett (2)	16,447,512	42.1%
R. Stephen Heinrichs (3)	7,268,918	18.6%
Fuller & Thaler Asset Management, Inc. (4) 411 Borel Avenue Suite 300 San Mateo, CA 94402	3,431,400	8.8%
William L. Campbell (5)	2,103,931	5.3%
Dr. Robert M. Metcalfe (6)	381,028	1.0%
Craig F. Heimark (7)	514,030	1.3%
Robert F. Kirk	100,086	*
Elias A. MurrayMetzger (8)	258,220	*
Stephen Epstein (9)	237,949	*
Dr. J. Chris Lauwers (10)	1,161,163	2.9%
All directors and current executive officers as a group 12 persons (11)	29,340,975	68.6%

*	Less than 1%.
(1)
Applicable percentage ownership is based on 39,022,344 shares of Common Stock outstanding as of April 12, 2010, together with applicable options or warrants for such stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power.  Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after April 12, 2010 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
The shares are held by Dr. Burnett as a co-trustee of a marital trust, as to which he has sole voting and investing power.  Also included above are 32,812 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.

(3)
6,449,523 shares are held by Heinrichs Revocable Trust, of which Mr. Heinrichs serves as a co-trustee and as to which he has sole voting and investing power.  665,229 shares are held indirectly by Mr. Heinrichs through Fairview Financial Corporation, over which Mr. Heinrichs has sole voting and investment power.  Also included above are 154,166 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.

(4)	Based solely on Schedule 13G/A filing by Fuller & Thaler Asset Management, Inc. (“FTAM”) as of May 4, 2009. The shares reported above are held by FTAM as an investment adviser.
(5)
The shares are held by Mr. Campbell as co-trustee of a marital trust, as to which he has sole voting and investing power.  Also included above are 1,012,812 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.

(6)	Dr. Metcalfe’s shares include 317,228 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.
(7)	Mr. Heimark’s shares include 148,228 shares of Common Stock that may be acquired upon exercise of stock options within 60 days after April 12, 2010.
(8)	Mr. MurrayMetzger’s shares include 183,308 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.
(9)	Mr. Epstein’s shares include 237,949 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.
(10)	Dr. Lauwers’ shares include 818,138 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.
(11)	Includes 3,772,779 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 12, 2010.

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of six directors is to be elected at the Annual Meeting.  The nominees for directors to be elected at the Annual Meeting are Gerald J. Burnett, William L. Campbell, Robert F. Kirk, Craig F. Heimark, R. Stephen Heinrichs, and Robert M. Metcalfe.  These six nominees were approved by the Nominating Committee of the board of directors.  If elected, each nominee will serve for an approximate one-year term and until his successor is elected and qualified, or until his earlier resignation or removal.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named in this proxy statement, who are presently directors of the Company.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy.  The Company is not aware that any nominee will be unable or will decline to serve as a director.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible, and, in such event, the specific nominee to be voted for will be determined by the proxy holders.

Cumulative Voting

Every stockholder voting to elect a director may cumulate such stockholder’s votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected.  The proxy holders will, when voting for directors, cumulate the votes represented by the proxies received.  No stockholder shall be entitled to cumulate votes for a candidate unless such candidate’s name has been properly nominated prior to the voting.

Cumulative voting will be in effect this year.  As a result, the proxy holders will cumulate all shares voted at their discretion and will distribute those shares in such a manner to effect the election of as many of the directors proposed in these proxy materials as possible.

Information Concerning the Nominees and Incumbent Directors

The following table sets forth the name and age of each director of the Company and each nominee as of April 12, 2010, the principal occupation of each, and the period, if any, during which each has served as a director of the Company.  Each nominee is currently a director of the Company and the information below includes the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the individual should continue to serve as a director of the Company.

Name	Principal Occupation	Age	Director Since
Gerald J. Burnett
Gerald J. Burnett is one of the Company's founders and has been Chairman of the Company's board of directors since March 2000.  Dr. Burnett served as the Company's Chief Executive Officer from March 2000 until December 2007, and as Chief Executive Officer of Avistar Systems from December 1998 until March of 2000.  From 1993 to 1997, he was a director of Avistar Systems or a principal of its predecessor limited partnership.  Until recently, he has been a member of the Corporation (Board of Trustees) of the Massachusetts Institute of Technology.  Dr. Burnett holds a B.S. and an M.S. from the Massachusetts Institute of Technology in electrical engineering and computer science and a Ph.D. from Princeton University in computer science and communications.  Dr. Burnett, a Ph.D., has a wealth of experience with the science underlying our technologies and is a named inventor on some of the patents underlying our products.  Dr. Burnett has over 35 years of experience founding, managing and growing technology firms. We believe his qualifications to serve on our Board include his previous experience as our Chief Executive Officer.
		67	1997
William L. Campbell
William L. Campbell is one of the Company’s founders and has been a member of the Company’s board of directors  since March 2000.  Mr. Campbell served as the Company’s Chief Operating Officer from January 2005 until June 2007.  From September 2007 until December 2007, Mr. Campbell held the position of Director of Strategic Initiatives.  He served as the Company’s Corporate Secretary from June 2001 until December 2007, and served as its interim Chief Financial Officer from April 2001 to May 2001.  He served as Chief Executive Officer of Collaboration Properties, Inc.   (CPI) a wholly-owned subsidiary of the Company from December 1997 until it was merged into the parent corporation in October 2007.  He was Chairman of Vicor, Inc. from 1994 until its sale in 2005.  Mr. Campbell holds a B.S. in general engineering from the U.S. Military Academy and an M.S. in management from the Sloan School of the Massachusetts Institute of Technology.  Mr. Campbell’s qualifications to serve on the Company’s board include his substantial operational and management expertise, his experience as both a director and chairman of the board of private companies, and his finance skills.  Mr. Campbell has successfully sold a number of technology companies he co-founded including most recently, Vicor Inc.  He has a background in shareholder communications and investor relations as a result of his previous role as the Company’s Corporate Secretary.
		62	1997
Craig F. Heimark
Craig Heimark has served as a member of the Company's board of directors since June 2005.  He has been the Managing Partner of the Hawthorne Group, a strategic advisory firm focused on equity consulting to high growth information technology and financial companies, since 1998.  During 2000 and 2001, Mr. Heimark provided consulting services to the Company.  From 1990 to 1997, he served in various capacities at Swiss Bank Corporation Warburg, the predecessor company to UBS Warburg.  He is a member of the board of directors of Austin Packaging Company and Deutsche Borse.  Mr. Heimark holds a B.A. degree in Economics and a B.S. in Biology from Brown University.  Mr. Heinmark’s qualifications to serve on our Board include his business development and investment expertise.  Mr. Heinmark possesses the skills to provide in-depth financial analysis of our business operations as well as potential investment opportunities.  Furthermore, he is an experienced investor and a venture capitalist, with extensive experience in finance, public company corporate governance and executive compensation matters.

		55	2005
R. Stephen Heinrichs
R. Stephen Heinrichs is a founder of the Company and has served as a member of the board of directors of the Company since March 2000.  Until his retirement in April 2001, he was Chief Financial Officer and Corporate Secretary of the Company and its subsidiaries.  Mr. Heinrichs served as a strategic advisor to the Company from May 2001 to May 31,   2003. He is a member of the board of directors and the chair of the Audit Committee of PDF Solutions, a technology company.  Mr. Heinrichs holds a B.S. in accounting from California State University in Fresno.  He is a Certified Public Accountant.  Mr. Heinrichs brings more than thirty years of financial analysis and business planning from his experiences as a Certified Public Accountant and Chief Financial Officer of several private companies.  Mr. Heinrichs is skilled in merger and acquisition negotiation as well as the financial reporting requirements applicable to public companies.  As a result of being a co-founder and previous CFO of the Company, he has a long history with and knowledge of the Company and of the markets and communities in which the Company operates.

		63	1997
Robert F. Kirk
The board of directors of the Company appointed Mr. Robert Kirk as Chief Executive Officer of the Company in July 2009 whereupon shortly thereafter he was appointed to the board of directors.  Mr. Kirk most recently served as Chief Executive Officer of ChoicePay, Inc., a payment services company, from August 2008 to its sale to Tier Technologies, Inc. in January 2009.  Mr. Kirk served as Chief Executive Officer of Vicor, Inc., a provider of image-enabled receivables processing and management solutions company, from August 2005 to its sale to Metavante Corporation in September 2006.  Prior to his appointment as Chief Executive Officer of Vicor, Inc., in August 2005, Mr. Kirk served continuously in various management positions at Vicor, Inc. beginning in January 1999.  Mr. Kirk holds a Master’s and Bachelor’s degree in Business Administration from West Virginia University.  Mr. Kirk’s qualifications to serve on our Board and as CEO of the Company include his extensive business development and investment expertise and his experience in executive management for a broad array of technology-based businesses.  Mr. Kirk brings extensive entrepreneurial experience developing and managing small and medium size businesses. As such, he has hands on experience in marketing and sales, the human resources function and strategic planning and implementation.
		54	2009
Robert M. Metcalfe
Robert M. Metcalfe has served as a member of the board of directors of the Company since November 2000.  Dr. Metcalfe has been a partner of Polaris Venture Partners since January 2001.  Dr. Metcalfe served as Vice President of Technology for International Data Group (“IDG”), a publisher of technology, consumer and general how-to books from 1993 to 2001, and served as a member of the board of directors of IDG from 1998 to 2006.  Dr. Metcalfe founded 3Com Corporation, a provider of networking products and solutions, in 1979, and served in various capacities, including Chief Executive Officer and Chairman of the Board, until 1990.  Dr. Metcalfe is a member of the Corporation (Board of Trustees) of the Massachusetts Institute of Technology (“MIT”).  Dr. Metcalfe also serves on the board of directors of six privately held companies.  Dr. Metcalfe holds Bachelor degrees in electrical engineering and industrial management from MIT, a M.S. degree in applied mathematics from Harvard University and a Ph.D. in computer science from Harvard University.  Dr. Metcalfe is a recipient of the IEEE Medal of Honor and is a member of the National Academy of Engineering.  He was awarded the National Medal of Technology by President Bush in 2005, and was inducted into the National Inventors’ Hall of Fame in 2007.  Dr. Metcalfe’s extensive technology know-how, in-depth background in network technologies, protocols and designs, in addition to deep industry knowledge provide invaluable guidance to the Company.  Dr. Metcalfe’s experience as a member of a wide-range of other public and private companies has given him a strong understanding of corporate responsibility and corporate governance. With his experience advising a broad array of technology-based businesses within our industry, he contributes significant insight into product development, product markets, and operational synergies affecting our business.
		64	2000

Board of Directors Meetings and Committees

The board of directors of the Company held seven meetings during 2009 and acted by unanimous written consent 3 times during 2009.  Each director then in office attended, either in person, by teleconference or by video conference, at least 75% of the meetings held during the period he sat on the board of directors.  Each director attended, either in person, by teleconference, or by video conference, at least 75% of the committee meetings held during the period he sat on a committee of the board of directors, if any.

Board Independence

The board of directors has determined that each of Messrs. Heimark and Heinrichs and Dr. Metcalfe is “independent” as the term is defined by Item 407(a)(1)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) as currently in effect.  There are no immediate family relationships between or among any of our executive officers or directors.

Risk Management

The board of directors, as a whole and through its committees, has responsibility for the oversight of risk management.  With the oversight of the full board of directors, the officers are responsible for the day-to-day management of the material risks the Company faces.  In its oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  The involvement of the full board of directors in setting the Company’s business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for the Company.  The full board of directors regularly receives updates from management and outside advisors regarding certain risks we face, including litigation and various operating risks.

In addition, the board committees each oversee certain aspects of risk management.  For example, the audit committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, internal investigations and enterprise risks; the compensation committee oversees risks related to compensation policies and practices; and the Nominating Committee oversees governance related risks, such as board independence and conflicts of interest, as well as management and director succession planning.  The board committees report their findings to the full board of directors.

Senior management attend, as needed, board and board committee meetings and are available to address any questions or concerns raised by the board on risk management-related and any other matters.  Annually, the board of directors holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

Board and Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairman of the Board.  Since March 2000, Dr. Burnett has served as the Chairman of the board of directors.  The responsibilities of the Chairman of the Board include: setting the agenda for each board meeting in consultation with the Chief Executive Officer; presiding at executive sessions; and communicating the formal evaluations of the Chief Executive Officer in the context of the annual compensation review to the Chief Executive Officer.

Separating the positions of Chief Executive Officer and Chairman of the Board allows the Chief Executive Officer to focus on the Company’s day-to-day business, while allowing the Chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management.  The board believes that having a separate director serve as chairman of the board is the appropriate leadership structure for the Company at this time and demonstrates the Company’s commitment to good corporate governance.

The board delegates substantial responsibility to each board committee, which reports their activities and actions back to the full board of directors.  We believe that the board committees and their chairs are an important aspect of the Company’s board leadership structure.

Board Committees

The board has established four standing board committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Stock Option Committee.  Until January 4, 2010, the members of each of these committees were as identified below.

Audit Committee	Compensation Committee	Nominating Committee	Stock Option Committee
James W. Zeigon, Chair	Craig F. Heimark, Chair	Robert M. Metcalfe, Chair	Gerald J. Burnett
Craig F. Heimark	R. Stephen Heinrichs	William L. Campbell	Robert F. Kirk
Robert M. Metcalfe	James W. Zeigon	James W. Zeigon

On January 4, 2010, Mr. James Zeigon resigned from the board and various committees of the board.

Reconstitution of Board Committees

At its April 21, 2010 meeting, the board of directors reconstituted the committees of the board as follows, effective as of June 10, 2010, subject to the election of the nominees named in this proxy statement.

Audit Committee	Compensation Committee	Nominating Committee
William L. Campbell, Chair	Craig F. Heimark, Chair	Robert M. Metcalfe, Chair
Craig F. Heimark	R. Stephen Heinrichs	William L. Campbell

Audit Committee

Mr. Campbell serves as the Chairman of the Audit Committee. The Company is no longer listed on the  NASDAQ Capital Market and the Audit Committee as constituted does not satisfy the director independence requirements that apply to companies listed on the NASDAQ Capital Market.  The board of directors has determined that Mr. Campbell and Mr. Heimark are "audit committee financial experts" as defined by Item 407(d)(5) of Regulation S-K under the Securities Act.  This designation is a disclosure requirement of the SEC and does not impose upon Mr. Campbell any duties, obligations, or liabilities greater than that which would otherwise be imposed by virtue of his membership on the board or the Audit Committee. In addition, this designation does not affect the duties, obligations, or liabilities of any other director or Audit Committee member. The board has determined that each audit committee member has sufficient knowledge in reading and understanding financial statements to serve on the audit committee.

The Audit Committee oversees the accounting, financial reporting and audit processes; makes determinations regarding the selection of independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing the Company’s financial statements; and reviews the Company’s internal controls.  The Audit Committee works closely with management and the Company’s independent registered public accounting firm.  The Audit Committee also meets with the Company’s independent registered public accounting firm in an executive session, without the presence of management, on a quarterly basis following completion of their quarterly reviews and annual audit, and prior to the Company’s earnings announcements, to review the results of their work.  The Audit Committee also meets with the Company’s independent accountants annually to approve the scope of the audit services to be performed.  In light of the Company’s delisting from the NASDAQ Capital Market, the Board approved an amendment and restatement of the Audit Committee’s charter on April 21, 2010 to remove the NASDAQ Capital Market independence requirements from the charter.  The Audit Committee met four times during 2009.  The Audit Committee’s Report for 2009 is included in this proxy statement.  A copy of the recently approved charter of the Audit Committee is attached as Exhibit A to this Proxy Statement.

Compensation Committee

Each of Stephen Heinrichs and Craig Heimark is independent within the meaning of NASDAQ Marketplace Rules and SEC regulations. Mr. Heimark is currently the Chair of the Compensation Committee.  The Compensation Committee is responsible for reviewing salaries, incentives and other forms of compensation for directors and executive officers, and for other employees of the Company as requested by the board of directors.  In addition, the Compensation Committee reviews the various incentive compensation and benefit plans of the Company.  The Compensation Committee met five times in 2009.

Nominating Committee

The Nominating Committee was formed to assist the board of directors in meeting applicable governance standards by monitoring the composition of the board of directors, and, when appropriate, seeking, screening and recommending for nomination qualified candidates (i) for election to the Company’s board of directors at the Company’s annual meetings and; (ii) to fill vacancies on the Company’s board of directors.  In light of the Company’s delisting from NASDAQ, at its April 21, 2010 meeting the Board approved an amendment and restatement of the Nominating Committee’s charter to remove the NASDAQ independence requirements from the charter. A copy of the recently approved charter of the Nominating Committee is attached as Exhibit B to this Proxy Statement.  The Nominating Committee met twice in 2009.

Requirements for stockholder recommendations of a candidate to the Board

The Nominating Committee will consider recommendations for candidates to the board of directors from stockholders of the Company.  A stockholder that desires to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to the Company at its principal executive offices in San Mateo, California (Attention: Elias MurrayMetzger, Corporate Secretary) and must include the candidate's name, age, home and business contact information, principal occupation or employment, the number of shares beneficially owned by the candidate, information regarding any arrangements or understandings between the candidate and the stockholder recommending the candidate or any other persons relating to the recommendation, and any other information required to be disclosed about the candidate if proxies were to be solicited to elect the candidate as a director pursuant to Regulation 14 of the Exchange Act.  The Nominating Committee will consider the recommendation but will not be obligated to take any further actions with respect to the recommendation.

Requirements for stockholder nominations to be brought before an annual meeting

If Proposal Two is approved at the Annual Meeting, the amended and restated bylaws will contain specific requirements governing the processes and procedures for stockholders who wish to formally nominate a candidate and ensure that he or she is nominated and eligible for election at an annual meeting of stockholders.  Generally, nominations for the election of directors may be made by stockholders who have timely delivered written notice to the Company at its principal executive offices in San Mateo, California (Attention: Elias MurrayMetzger, Corporate Secretary) in compliance with the advance notice provisions included in the amended and restated bylaws.  Such notice must contain specified information concerning the nominees such as the nominees' name, age, home and business contact information, principal occupation or employment, the class and number of shares beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, whether any hedging transactions have been entered into by the nominee or on his or her behalf, information regarding any arrangements or understandings between the nominee and the stockholder nominating the nominee or any other persons relating to the nomination, a written statement by the nominee acknowledging that the nominee will owe a fiduciary duty to the Company and the stockholders if elected, and any other information required to be disclosed about the nominee if proxies were to be solicited to elect the nominee as a director pursuant to Regulation 14 of the Exchange Act.  For a stockholder recommendation to be considered by the Nominating Committee of a potential candidate at an annual meeting, written notice of nominations must be received timely on or before the deadline for receipt of stockholder proposals for such meeting.  In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC and in the amended and restated bylaws.  See "Deadline for Receipt of Stockholder Proposals for the 2011 Annual Meeting".

Except as may be required by rules promulgated by the SEC, it is the current position of the committee that there are no specific qualifications that must be met by any candidate for the board, nor are there specific qualities or skills that are necessary for any candidate for the board to possess.  These procedures may be modified at any time as may be determined by the committee.

In evaluating the suitability of the candidates, the committee considers relevant factors, including, among other things, issues of character, judgment, independence, expertise, diversity of experience, length of service, other commitments and the like.  The committee considers the diversity of the candidates and the board based on factors such as business background and experience and potential contributions to the board.

The board of directors has the final authority in determining the selection of director candidates for nomination to the board.

Stock Option Committee

The Stock Option Committee was formed in April 2001 by resolution of the board of directors of the Company, and currently consists of Dr. Burnett and Mr. Kirk.  The Stock Option Committee is not a formal or standing committee of the board of directors.  The Stock Option Committee is responsible for reviewing and approving stock option grants under the Company’s 2000 Stock Option Plan to new employees (excluding executive officers) and consultants, all in accordance with specific guidelines and directions established by the Compensation Committee.  On a regular basis, all actions of the Stock Option Committee are reported to the Compensation Committee and to the board of directors.  The Stock Option Committee acted by written consent 4 times in 2009.  Following the Annual Meeting and subject to the election of the nominees named in this proxy statement, the Stock Option Committee membership is expected to remain unchanged.

Communication with the Board of Directors

Stockholders may communicate with the board of directors by submitting an email to IR@avistar.com indicating ‘Board of Directors’ in the subject line, or by writing to the Company at Avistar Communications Corporation, Attention:  Board of Directors, ℅ Corporate Secretary, 1875 S. Grant Street, 10th Floor, San Mateo, California  94402.  Stockholders who would like their submission directed to a specific member of the board of directors may so specify, and the communication will be forwarded.

Attendance of the 2009 Annual Meeting of Stockholders

Although the Company does not have a formal policy regarding attendance by members of the board of directors at the Company’s annual meetings of stockholders, directors are encouraged to attend annual meetings.  Dr. Burnett and Mr. Campbell attended the 2009 annual meeting of stockholders.

Code of Ethics

The board of directors has adopted a Business Conduct and Ethics Policy that is applicable to all the Company’s employees, officers and directors and to certain of its agents, contractors and consultants.  A copy of the Business Conduct and Ethics Policy is available at http://www.avistar.com/company.  The Company will report any amendments or waivers for the Business Code and Ethics Policy for any of its officers or directors at http://www.avistar.com/company.

Compensation of Directors

The Company’s employees do not receive any additional compensation for serving on the board of directors or its committees.  Non-employee directors receive a per meeting fee of $2,500, if not waived by the director.  All of the Company’s directors may be reimbursed for reasonable travel expenses incurred in attending board of directors meetings.  In 2009, each of the Company’s non-employee directors elected to waive all of their meeting fees in cash for 2009 and instead received an option grant to purchase 25,000 shares of the Company’s Common Stock at an exercise price of $.88 per share under the Company’s 2000 Stock Option Plan, with the same vesting, exercise, acceleration and other terms as the automatic annual grants under the Company’s 2000 Director Option Plan (the “Director Plan”).

The Company’s Director Plan provides options to purchase Common Stock to non-employee directors of the Company pursuant to an automatic non-discretionary grant mechanism.  The exercise price of the options is 100% of the fair market value of the Common Stock on the grant date.  The Director Plan currently provides for an initial grant (the “Initial Grant”) to a non-employee director of an option to purchase 50,000 shares of Common Stock.  Subsequent to the Initial Grant, each non-employee director is granted an option to purchase 25,000 shares of Common Stock (the “Subsequent Grant”) automatically on January 1 of each year, provided that the non-employee director has served on the board of directors for at least the preceding six months.

Each director who is a member of the Audit Committee of the board of directors is granted an additional option to purchase Common Stock (a “Subsequent Audit Committee Option”) automatically on January 1 of each year, provided he or she is then a member of the Audit Committee of the board of directors.  The Subsequent Audit Committee Option is for 10,000 shares for the Chairman of the Audit Committee and 5,000 shares for each other member of the Audit Committee.

The Director Plan provides for the following:(i) options granted under the plan shall continue to vest and be exercisable for so long as the option holder remains a director or consultant to the Company, subject to the term of the option; (ii) the time period for optionees to exercise options following the date on which they are no longer a director or consultant to the Company continues for a period of time that is determined by that service provider’s length of service, and (iii) the board of directors has the authority to make amendments to the Director Plan applicable to all options granted under the Director Plan, including options granted prior to the effective date of the amendment.  The term of the options granted under the Director Plan is ten years, but the exercise period of such options may be extended until the second anniversary of a director’s termination depending on the director’s length of service with the Company, or 12 months following the termination, if such termination is due to death or disability.  The Initial Grants and the Subsequent Grants become exercisable at a rate of one-fourth of the shares on the first anniversary of the grant date, and then 1/48 of the shares during each subsequent month.  In January 2009, Messrs. Campbell, Heinrichs, Zeigon, and Dr. Burnett and Dr. Metcalfe were each granted a Subsequent Grant to purchase 25,000 shares of the Company’s Common Stock at an exercise price of $0.88 per share.  Also in January 2009, in consideration for service on the Audit Committee of the board of directors, Mr. Heimark and Dr. Metcalfe were each granted a Subsequent Audit Committee Option to purchase 5,000 shares at an exercise price of $0.88 per share, and Mr. Zeigon, as Chairman of the Audit Committee, was granted an option to purchase 10,000 shares of the Company’s Common Stock at $0.88 per share.

The Director Plan is set to expire as to new grants in April 2010.  The Company does not expect to renew or replace the Director Plan with a new equity compensation plan for directors.  Instead, it is expected that the Board will make discretionary grants to directors pursuant to the Company’s 2009 Equity Incentive Plan in a manner consistent with past grants under the Director Plan described above.

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities by the non-employee directors for the fiscal year ended December 31, 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Gerald J. Burnett (1)	—	$32,210	$32,210
William L. Campbell (1)	—	$32,210	$32,210
Craig F. Heimark (1)	—	$35,431	$35,431
R. Stephen Heinrichs (1)	—	$32,210	$32,210
Robert M. Metcalfe (1)	—	$35,431	$35,431
James W. Zeigon (1)	—	$38,652	$38,652

(1)
All of the Company’s non-employee directors elected to waive all of their meeting fees in cash in 2009 and instead they each elected to receive an option grant to purchase 25,000 shares of the Company’s Common Stock at an exercise price of $0.88.  The aggregate grant date fair value of these options was included in the “Option Awards” column.  Mr. Zeigon stepped down from the board effective January 4, 2010.

(2)
Amounts do not reflect compensation actually received by the director.  Instead the amounts included under the “Option Awards” column represent the aggregate grant date fair value of option awards granted during the fiscal year ended December 31, 2009, computed in accordance with Financial Accounting Standards Codification Topic, 718.  See “Equity Compensation on Non-employee Directors,” above for a full description of these awards.  For a discussion of the valuation assumptions, see Note 7 to our consolidated financial statements included in our annual Report on Form 10-K for the year ended December 31, 2009.

Vote Required; Recommendation of Board of Directors

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the board of directors.  Abstentions and broker non-votes are not counted in the election of directors.

The Company’s board of directors unanimously approved the nomination of each of the individuals listed above and recommends that the stockholders vote “FOR” the elections of these nominees.

PROPOSAL TWO

AMENDMENT AND RESTATEMENT OF AVISTAR COMMUNICATIONS CORPORATION BYLAWS

At the Annual Meeting, the stockholders will be asked to approve the amendment and restatement of the bylaws in order to (i) revise the procedures relating to advance notice of stockholders’ director nominations and proposals, (ii) decrease the size of the board of directors, (iii) change in the notice requirements for special meetings of the board of directors and (iv) certain other miscellaneous amendments described in further detail below (the “Bylaw Amendments”).  On April 21, 2010, the board of directors adopted the Bylaw Amendments, subject to stockholder approval.

Reason for and Effect of Bylaw Amendments

The board recently reviewed the bylaws to ensure that the provisions of the bylaws include up-to-date and clearly stated processes and procedures for corporate governance matters and to determine whether any changes were necessary in light of recent developments in Delaware law.  Following its review, the board of directors approved certain changes to the bylaws.  The text of the proposed Bylaw Amendments as approved by the board of directors, marked with deletions indicated by strike-outs and additions indicated by underlining, is attached to this proxy statement as Appendix A.

The following is a summary of the material changes that will be effected by the Bylaw Amendments if adopted and the board of directors’ reasoning for approving such changes.  The following description is qualified in its entirety by reference to the actual text as set forth in Appendix A.

Clarification of Advance Notice Requirements

Section 2.4 of the Bylaw Amendments clarifies the advance notice requirements for business that may be conducted at a stockholders’ meeting to require that a stockholder may only nominate directors or present proposals before a meeting if such nomination or proposal was made in compliance with the advance notice procedures of the bylaws.  The board of directors believes that detailed and clearly stated advance notice requirements are beneficial to both the stockholders and to the board of directors in planning for and administering meetings of the stockholders.  In addition, they help the stockholders to better understand the process that must be followed in order to comply with the applicable provisions of the bylaws when submitting proposals for a stockholder meeting, and they enable the board of directors to better plan for such meetings and inform stockholders, if necessary or desirable, prior to the meeting of the business to be conducted.  We believe increased clarity and specificity of these procedures will help to set the stockholders’ expectations for such meetings and better prepare the stockholders for such meetings.

Stockholders should be aware that the advance notice provisions of the Bylaw Amendments will require any stockholder who desires to bring business before a meeting or nominate a director to provide additional, more detailed information than is required in the current bylaws and will preclude the conduct of business at a particular meeting if the advance notice procedures are not followed correctly.  As a result, a stockholder nomination or proposal that is not made in compliance with the Bylaw Amendments could be delayed to a subsequent meeting.

In order to ensure that the advance notice requirements in the bylaws are clear and sufficiently detailed to result in the desired benefits of such requirements, the board of directors approved a number of revisions to the advance notice requirements including the following: (i) changing the deadlines to explicitly require more reasonable advance notice of stockholder business and director nominations, (ii) a specific description of what information will be requested from stockholders and their proposed nominees for the board of directors and how the appropriate information to be requested will be determined, and (iii) the requirement to disclose a stockholders’ material interests in proposed business or nominations and such stockholders’ derivative positions or hedging transactions with respect to the Company’s securities.

Clarify Timelines Related to the Submission of All Proposals

The Bylaw Amendments clarify that the advance notice provisions apply to all proposals of business or nomination.  More specifically, the Bylaw Amendments will, among other things:

•
change the deadline for stockholder proposals for annual meetings to a range of forty-five (45) to seventy-five (75) days (as opposed to the current deadline of thirty (30) to one hundred twenty (120) days) prior to the one-year anniversary mailing date of the previous year’s proxy materials (or notice of availability of proxy materials, as set forth in Section 2.4(a)(i) of the Bylaw Amendments;

•
change the deadline for stockholder proposals for annual meetings when no annual meeting was held in the previous year or when the date of the annual meeting is advanced by more than thirty (30) days prior to or delayed by more than sixty (60) days after the one-year anniversary of the date of the previous year’s annual meeting to a range of (i) the later of ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which a public announcement of the date of such annual meeting is first made to (ii) one hundred twenty (120) days prior to the date of such annual meeting (as opposed to the current provision requiring notice to be received a reasonable time before the solicitation is made), as set forth in Section 2.4(a)(i) of the Bylaw Amendments; and

•
set the deadline for stockholder nominations of directors for special meetings to the later of (i) the ninetieth (90th) day prior to such special meeting or (ii) the tenth (10th) day following the day on which a public announcement of the date of such special meeting is first made, as set forth in Section 2.4(c)(i) of the Bylaw Amendments.

Specific Description of Information that will be Requested from Potential Director Nominees and How the Appropriate Information to be Requested will be Determined

Under the bylaws, when a stockholder submits a proposal of business or a nomination for election to the board of directors, such stockholder is required to provide certain information about such stockholder, the proposed business, and the background and experience of the nominee in order to determine, among other things, such stockholder’s material interest in such proposed business and whether such nominee is qualified to serve as a member of the board of directors.  Section 2.4(b) of the Bylaw Amendments clarify that in addition to this information, we may also request additional information from the proposed director nominee for the purpose of determining their “independence” within the applicable meaning of the rules and regulations of the SEC, any national securities exchange upon which the corporation’s securities are listed, and any other applicable laws or regulations, including applicable tax laws or regulations.

Disclosure of Material Interests and Derivative Positions or Hedging Transactions

The requirement to disclose derivative positions and other forms of indirect ownership of the securities included in Sections 2.4(a)(ii) and 2.4(b)(ii)(1) of the Bylaw Amendments will enable other stockholders and the board of directors to better understand the potential motivation of a stockholder in submitting a proposal or nomination, which will allow the stockholders to make a more fully informed voting decision and assist the board of directors in making a recommendation or statement of its position.  More specifically, Sections 2.4(a)(ii) and 2.4(b)(ii)(1) of the Bylaw Amendments will require that any stockholder nominating a director or proposing business will also disclose the stockholder’s and the stockholder’s affiliates’ material interests in such proposed business and such stockholder’s, the stockholder’s affiliate’s and the stockholder nominees’ derivative positions or hedging transactions with respect to the Company’s securities.

The current bylaws do not require disclosure of the information described in the paragraph above.  Therefore, approval of the Bylaw Amendments by the stockholders will result in a greater disclosure burden on any stockholder nominating a director or proposing business for a meeting.

Decrease the Size of the Board of Directors

The current bylaws provide that the current number of authorized directors is seven.  Section 3.2 of the Bylaw Amendment decreases the number of authorized directors from seven to six.  The board of directors believes that six directors can adequately serve on the board of directors and properly oversee the management of the Company.

Because the proposed change to Section 3.2 in the Bylaw Amendments only affects the board’s ability to act, it will not have any effect on any existing right of the stockholders.

Change in Special Meetings of Board of Directors Notice Requirements

The current bylaws provide that the notice of special meetings of the board of directors, if delivered personally or by telephone or telegram, shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Section 3.8 of the Bylaw Amendment adds facsimile and electronic mail to, and removes telegram from, the list of special meeting notice delivery options. Additionally, Section 3.8 of the Bylaw Amendment provides that if the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting.  We believe that the proposed change will enable the use of currently preferred methods of business communication with reduced delivery times.

Because the proposed change to Section 3.8 in the Bylaw Amendments only affects the board’s ability to act, it will not have any effect on any existing right of the stockholders.

Other Miscellaneous Amendments

Section 2.1 of the Bylaw Amendments provides that the Company will have the option of holding stockholder meetings by means of remote communication. Section 2.3 of the Bylaw Amendments provides that in addition to those already authorized to do so, a majority of the total number of authorized directors, whether or not there are any vacancies on the board, can call a special meeting of stockholders.

Section 2.5 of the Bylaw Amendments provides that in the absence of a quorum, the chairman of the meeting of stockholders may adjourn the meeting.  The meeting need not be adjourned only by the majority vote of the stockholders present or by proxy;

Section 2.11 of the Bylaw Amendments provides for transmissions of proxies as allowed by law.

Section 3.10 of the Bylaw Amendments provides that directors can waive notice of board meetings by electronic transmission.

Section 3.13 of the Bylaw Amendments provides for electronic transmission of consents by members of the board and the committees, in addition to written consents.

Section 3.16 of the bylaws was deleted in compliance with the Sarbanes-Oxley Act of 2002 which prohibits personal loans to executive officers.

Section 9.2 of the Bylaw Amendments provides for electronic transmission by the Company of notices to stockholders.

These miscellaneous amendments including without limitation the deletion of the section related to loans for executive officers are recommended as good corporate practice and will not have any effect on any existing right of the stockholders.

Vote Required; Recommendation of Board of Directors

The approval of the Amended and Restated Bylaws require the affirmative vote of a majority of the voters cast on the proposal at the Annual Meeting.

The board of directors unanimously recommends a vote “FOR” the approval of the amendment and restatement of the Company’s Bylaws.

PROPOSAL THREE

APPROVAL OF THE AVISTAR COMMUNICATIONS CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN

The stockholders of the Company are being asked to approve a new 2010 Employee Stock Purchase Plan (the “2010 ESPP”).  The board of directors of the Company has adopted the 2010 ESPP, subject to stockholder approval at the 2010 annual meeting of stockholders.  The Company currently sponsors the Company 2000 Employee Stock Purchase Plan, as amended August 1, 2006 (the “Existing ESPP”), which is due to expire in April 2010.  If stockholders do not approve the 2010 ESPP, the Company will not have an employee stock purchase plan after the expiration of the Existing ESPP.  The board of directors has determined that it is in the best interests of the Company and its stockholders to have an employee stock purchase plan and is asking the Company’s stockholders to approve the 2010 ESPP.

Summary of the 2010 ESPP

The following is a summary of the principal features of the 2010 ESPP and its operation.  The summary is qualified in its entirety by reference to the 2010 ESPP as set forth in Appendix B.

General

The 2010 ESPP was adopted by the board of directors during its April 21, 2010 meeting, subject to approval by the stockholders at the 2010 annual meeting of stockholders.  The purpose of the 2010 ESPP is to provide a means by which employees of the Company and its designated subsidiaries may be given an opportunity to purchase common stock of the Company.

Shares Available for Issuance

If the stockholders approve this proposal, a total of 1,148,660 shares of the Company’s common stock will be reserved for issuance under the 2010 ESPP. We expect that the number of shares reserved for issuance under the 2010 ESPP will last for approximately 9 years.

Administration

The 2010 ESPP will be administered by the board of directors or a committee of the board of directors (in either case, the “Administrator”).  The Administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the 2010 ESPP, to designate separate offerings under the 2010 ESPP, to determine eligibility, to adjudicate all disputed claims filed under the 2010 ESPP and to establish such procedures it deems necessary for the administration of the 2010 ESPP.  Subject to the provisions of the 2010 ESPP, every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

Eligibility

Unless the Administrator provides otherwise (consistent with the terms of the 2010 ESPP and/or  Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”)), employees of the Company and its designated subsidiaries whose customary employment is at least 20 hours per week and more than 5 months in a calendar year are eligible to participate in the 2010 ESPP; except that no employee will be granted an option under the 2010 ESPP (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of the Company’s capital stock or the capital stock of any Company parent or subsidiary, or (ii) to the extent that his or her rights to purchase stock under all of the Company’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such rights are outstanding at any time, as determined in accordance with Code Section 423 and the regulations thereunder.  Subject to the limits in the previous sentence, the maximum aggregate number of shares available that a participant may purchase under an offering period will be 25,000 shares.

Offerings

The 2010 ESPP is implemented by offerings of rights to eligible employees.  Each offering will be in such form and will contain such terms and conditions as the Administrator will deem appropriate, which generally will comply with Code Section 423(b) and all employees granted rights under an offering will have the same rights and privileges.  The provisions of separate offerings need not be identical.  Initially, the 2010 ESPP has a series of consecutive 6-month offering periods commencing generally on February 1 and August 1 of each year; however, the Administrator can modify the duration of the offering period.  The first day of an offering is referred to as the “enrollment date.”

An eligible employee may become a participant in the 2010 ESPP by delivering a subscription agreement to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to the enrollment date or by following an electronic or other enrollment procedure determined by the Administrator.  A subscription agreement will authorize participant contributions, generally in the form of payroll deductions unless otherwise determined by the Administrator, which may not exceed 15% of a participant’s compensation (as defined in the 2010 ESPP) during the offering.  Generally during an offering, a participant may increase or decrease the rate of his or her participation level, except that the Administrator may in its discretion limit the nature and/or number of rate changes that can be made in any offering period.

On the enrollment date, each participant is granted a right to purchase shares.  The right expires at the end of the offering, or potentially earlier in connection with an employee’s termination (described below), but is exercised on generally the last day on which the Company’s common stock is actively traded during the offering period (the “exercise date”).

Purchase Price

Unless and until the Administrator determines otherwise, the purchase price for shares is 85% of the fair market value of a share of Company common stock on the enrollment date or on the exercise date, whichever date has a lower price.

Payment of Purchase Price; Contributions

On each exercise date, each participant’s accumulated payroll deductions (or other contributions) will be applied to the purchase of whole shares of Company common stock, up to the maximum number of Shares permitted under the 2010 ESPP and a given offering period.  Currently, a participant may make contributions under the 2010 ESPP only by payroll deductions, unless the Administrator, in its sole discretion, permits participants to contribute amounts through cash, check or other specified means set forth in the subscription agreement prior to each exercise date.

Withdrawal

Generally, a participant may withdraw from an offering by delivering a withdrawal notice to the Company’s stock administration office or its designee in such form as the Company provides or following an electronic or other procedure determined by the Administrator.  The participant will receive his or her accumulated contributions from the offering promptly after the effective date of his or her withdrawal.  Once a participant withdraws from a particular offering, the participant must re-enroll in the 2010 ESPP in order to participate in future offerings under the 2010 ESPP.

Termination of Employment

Rights granted under the 2010 ESPP terminate immediately upon cessation of a participant’s employment with the Company and any designated subsidiary of the Company for any reason.  Once a participant’s employment is terminated, the Company will distribute to such terminated employee all of his or her accumulated contributions under the offering generally without interest.

Adjustments upon Changes in Capitalization, Dissolution or Liquidation, or Change in Control

Changes in Capitalization.  In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2010 ESPP, then the Administrator will adjust the number and class of common stock that may be delivered under the 2010 ESPP, the purchase price per share and the number of shares of common stock covered by each option under the 2010 ESPP that has not yet been exercised, and the maximum number of shares a participant can purchase during an offering  period.

Dissolution or Liquidation.  In the event of our proposed dissolution or liquidation, the offering period then in progress will be shortened by setting a new exercise date and will terminate immediately prior to the completion of the dissolution or liquidation, unless provided otherwise by the Administrator.  The new exercise date will be prior to the dissolution or liquidation.  If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing or electronically prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the right will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering.

Merger or Change of Control.  In the event of a merger or Change in Control (as defined in the 2010 ESPP), then the surviving corporation or its parent or subsidiary may assume outstanding rights under the 2010 ESPP or substitute similar rights.  If no surviving corporation assumes outstanding rights or substitutes similar rights, the Administrator will shorten the offering with respect to which such right relates by setting a new exercise date on which such offering will end.  The new exercise date will be prior to the transaction.  If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing or electronically prior to the date of the merger or Change in Control, that the exercise date has been changed to the new exercise date and that the right will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering.

Amendment and Termination of the 2010 ESPP

The Administrator may, at any time and for any reason, amend, suspend or terminate the 2010 ESPP or any part of the 2010 ESPP.  If the 2010 ESPP is terminated, the Administrator may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares on the next exercise date (which may be sooner than originally scheduled, if determined by the Administrator), or may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustments described above).  If an offering period is terminated prior to expiration, all amounts credited to a participant’s account that were not used to purchase shares will be returned to the participant (without interest) as soon as administratively practicable.  Without stockholder consent and without limiting the foregoing, the Administrator is entitled to change the offering periods, designate separate offerings, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant correspond with contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the 2010 ESPP.  If the Administrator determines that the ongoing operation of the 2010 ESPP may result in unfavorable financial accounting consequences, the Administrator may modify, amend or terminate the 2010 ESPP to reduce or eliminate such accounting consequence.

Term

The 2010 ESPP became effective as of its adoption by the Board, subject to approval by stockholders at the 2010 annual meeting of stockholders.  The 2010 ESPP will continue for a term of 10 years, unless terminated sooner by the Board as described in the paragraph above.

Participation in Plan Benefits

Participation in the 2010 ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions or other contributions.  Accordingly, future purchases under the 2010 ESPP are not determinable.  Non-employee directors are not eligible to participate in the 2010 ESPP.  As of April 12, 2010, no purchases have been made under the 2010 ESPP since its adoption by the Board.  For illustrative purposes, the following table sets forth (i) the number of shares that were purchased during fiscal year 2009 under the Existing ESPP, and (ii) the weighted average price per share paid for such shares.

Name of Individual or Group	Number of Shares Purchased	Weighted Average Per Share Purchase Price ($)
All executive officers, as a group	0	—
All directors who are not executive officers, as a group	0	—
All employees who are not executive officers, as a group	41,182	$0.76

Certain U.S. Federal Income Tax Information

The following brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the shares purchased under the 2010 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.

The 2010 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code.  Under these provisions, no income will be taxable to a participant until the shares purchased under the 2010 ESPP are sold or otherwise disposed of.  Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon the holding period.  If the shares are sold or otherwise disposed of more than 2 years from the first day of the applicable offering and 1 year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the enrollment date that the right was granted over the purchase price for the right.  Any additional gain will be treated as long-term capital gain.  If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price.  Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.  The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Vote Required; Recommendation of Board of Directors

The approval of the 2010 ESPP requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

The board of directors unanimously recommends that stockholders vote “FOR” the approval of the Avistar Communications Corporation 2010 Employee Stock Purchase Plan.

PROPOSAL FOUR

APPROVAL OF A STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES AND DIRECTORS

The board of directors of the Company has determined that it would be in the best interests of the Company and our stockholders to implement a one-time stock option exchange program, as described in detail below, subject to stockholder approval.  The option exchange program would permit eligible service providers, including our employees and executive officers and non-employee directors (but specifically excluding our consultants), to exchange their outstanding options issued under our 2000 Stock Option Plan, as amended (the “2000 Plan”) and our 2000 Director Stock Option Plan, as amended (the “Director Plan”) that were granted after June 16, 2000 with an exercise price of $0.68 or higher for a lesser number of new options to be granted under our 2009 Equity Incentive Plan (the “2009 Plan”).  The new options would have an exercise price equal to the closing sales price of our common stock as quoted by the over-the-counter market, on the date of the new grant, or “fair market value.”

The Board believes the option exchange program would (1) enhance long-term stockholder value by improving our ability to incentivize and retain our employees and directors, (2) reduce the Company’s equity award “overhang” (that is, the number of shares subject to outstanding equity awards relative to the total number of shares of our common stock outstanding) through the cancellation of outstanding options that currently provide no meaningful retention or incentive value to our employees and directors, (3) potentially provide for an increase in the shares available for future grant under our equity compensation plans without creating additional dilution to stockholders, and (4) help align eligible employee and director incentives with stockholder interests given our current restructuring efforts.

Stockholder approval is not required for the option exchange program under either the 2000 Plan or the rules of the over-the-counter market.  However, we believe it is a better corporate governance practice and one which more aligns with our pay practices, for the Company to seek stockholder approval before initiating this one-time stock option exchange.  If we were to consider future option programs, we anticipate that we would seek stockholder approval for any future option exchange or similar program before implementing it.

Required Vote

We must receive an affirmative vote of a majority of the total number of shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting in order for this proposal to be approved.

Reasons for the Option Exchange Program

Equity awards have been, and continue to be, a key part of our incentive compensation and retention programs and are designed to motivate and reward the efforts of our employees and directors.  If approved by our stockholders, the option exchange program would be open to all employees, including our executive officers, and non-employee directors that provide service to the Company or its subsidiaries as of the start of the exchange program and remain our service providers through the date the option exchange program ends.  For purposes of the option exchange program, we refer to the employees and non-employee directors described above as “eligible individuals” or “eligible service providers.”  We believe that to retain qualified individuals, we need to maintain competitive compensation and incentive programs.

Like many other companies in the video communications industry, and in the broader technology industry as a whole, the Company’s stock price has experienced significant volatility and decline over the past years.  As a result, many of our eligible service providers hold options with exercise prices significantly higher than the current market price of our common stock.  Specifically, the weighted average exercise price of options held by our eligible employees and directors was $1.41 per share as compared to a $0.50 closing price on April 12, 2010 for our common stock.  Consequently, as of April 12, 2010, approximately 96.5% of the outstanding options held by our eligible service providers were priced above the current market price.  As such, these options may not be sufficiently effective to retain and motivate these individuals to enhance long-term stockholder value, yet the Company continues to recognize significant compensation expense for accounting purposes with respect to these underwater options.  The Company believes an option exchange program can link long-term incentives of our employees and directors with the desired increase in stockholder value.

When considering how best to retain and provide incentives to our eligible service providers holding options that are priced above the current market price, we considered several alternatives, including increasing cash compensation and/or granting additional equity awards.  Increasing cash compensation would substantially increase our compensation expenses and reduce our cash flow from operations.  Granting additional options or other types of equity awards at current market prices could substantially increase our overhang and cause potential dilution to our stockholders.

We then considered an option exchange program.  We determined that a program under which eligible service providers could exchange options that are priced above the current market price for a lesser number of options with an exercise price equal to the current fair market value of the shares covered by the options was most attractive for a number of reasons, including the following:

•
Reasonable, Balanced Incentives.  As described in more detail below, under the program participating eligible service providers would surrender fully or partially-vested options that are priced substantially above the current market price of our common stock for a lesser number of unvested options that would have an exercise price equal to the then current fair market value of the Company’s common stock.  We believe the grant of a lesser number of options with an exercise price that reflects a more current stock price that vests over time is a reasonable and a balanced exchange for underwater options and would have a much stronger current impact on retention than do underwater options.

•
Restore Retention Incentives.  We rely on skilled and educated employees and directors.  Competition for these employees and directors is significant.  We continue to believe that equity awards are an important component of the total compensation of our employees and directors.  Replacing this component with additional cash compensation in order to remain competitive in the hiring marketplace may have a material adverse effect on the Company.  We also believe that substantially underwater options do not have sufficient impact on employee and director motivation and retention (and in fact, may have the reverse impact), and that for our stock options to serve their intended purposes, they need to be exercisable at least near the current price of our common stock.  The failure to address the underwater option issue in the near to medium term may make it more difficult for us to retain our key employees and directors.  If we cannot retain these employees and directors, our business, results of operations and future stock price could be adversely affected.

•
Overhang Reduction.  Not only do underwater options have little or no retention value, they cannot be removed from our pool of awarded equity options until they are exercised, expire or otherwise terminate (for example, when an employee leaves our employment).  The option exchange program would reduce the number of options currently granted and utilized under our equity award plans because participating eligible service providers would receive new options covering a lesser number of shares than the number of shares covered by the surrendered options.  If all eligible options are exchanged, options to purchase approximately 9,241,242 shares would be surrendered and cancelled, while new options covering approximately 6,349,060 shares would be issued, resulting in a net reduction in the number of options granted under our equity award plans by approximately 2,892,182 shares, or approximately 7.4% of the number of shares of our common stock outstanding as of April 12, 2010.

•
Increase in Shares Available for Grant under our 2009 Plan.  The option exchange program would also provide for additional shares to be available for future grant under our 2009 Plan without increasing the existing number of shares reserved under the plan.  The 2000 Plan provides that shares subject to options under such plan that expire without being exercised are added to the share reserve of the 2009 Plan.  The eligible options issued under the Director Plan that are cancelled in this option exchange program will only be again available for grant under the Director Plan (and will not become available under the 2009 Plan).  However, the Director Plan will expire in April 2010, and as such, all of the shares remaining available for grant under the Director Plan will be cancelled and will not become reavailable for grant under any of the Company's equity compensation plans.  If all eligible options are exchanged, the resulting number of shares which would become available again for grant under our 2009 Plan would be approximately 2,892,182  shares, or approximately 7.4% of the number of shares of our common stock outstanding as of April 12, 2010 and approximately 396,250 shares, or approximately 1.0% of the number of shares of our common stock outstanding as of April 12, 2010, would lapse under the Director Plan and not become otherwise available for future grants.

Description of the Option Exchange Program

Eligible Service Providers

If approved by our stockholders, the option exchange program would be open to all of our US and UK based employees, including our executive officers, and our non-employee directors that provide services to the Company or its subsidiaries as of the start of the exchange program and remain our service providers through the date the option exchange program ends.  Collectively, our executive officers hold eligible options for the purchase of 3,933,658 shares of our common stock out of the total 9,241,242 shares of our common stock that are subject to existing options which are anticipated to be eligible for surrender in the option exchange program.

Participation in the program would be voluntary.  As of April 12, 2010, there were approximately 49 employees and 5 non-employee directors that would be eligible service providers (provided that they remain service providers through the date the option exchange program ends).  Our Board of Directors would, however, have the authority to exclude certain individuals after taking into account our administrative needs, accounting rules, or Company policy decisions that make it appropriate to change eligibility.

Eligible Options

The only options that eligible service providers may exchange in the option exchange program are those outstanding options granted after June 16, 2000 with an exercise price of $0.68 (the average closing price for 52 weeks ended February 28, 2010) or higher.  In addition, if, on the expiration of the tender offer, the exercise price of an option is equal to or less than the closing price of our common stock on the expiration date, the option will not be eligible for exchange.

If an eligible service provider has more than one eligible option grant, then he or she may pick and choose which eligible option grant(s) to exchange.  But if the eligible service provider elects to exchange an individual eligible option grant, the entire option grant must be tendered.

As of April 12, 2010, eligible service providers held eligible options to purchase approximately 9,241,242 shares of our common stock, with a weighted average exercise price of $1.49 per share and a weighted average remaining term of 5.0 years.

Exchange Ratio

The option exchange program is not a one-for-one exchange.  Eligible service providers surrendering outstanding options would receive new options covering a lesser number of shares than are covered by the surrendered options.  The number of shares underlying an eligible option that is surrendered in the exchange in order to receive one share underlying the new option is referred to as the “exchange ratio.”  The proposed exchange ratio for a surrendered option would depend on the original exercise price of the surrendered option, with the result rounded down to the nearest whole number.

Shown in the table below are the exchange ratios that we intend to use in the option exchange program based upon assumptions and various calculations, described in more detail below, performed on April 12, 2010, using data available as of April 12, 2010:

If the Exercise Price of an Eligible Option is:	The Exchange Ratio is: (Expressed as Options Surrendered-for-Options Received)
$0.68 – 0.85, then	5-for-4
$0.86, then	2-for-1
$0.87 – 1.20, then	5-for-4
$1.21 – 2.00, then	10-for-7
$2.01 – 2.91, then	100-for-65
$2.92 – 8.50	10-for-1

For example, if an eligible service provider surrenders an eligible option to purchase 3,333 shares with an exercise price of $1.00 per share, that eligible service provider would receive a new option to purchase 2,666 shares (that is, 3,333shares divided by 5/4, with the result rounded down to the nearest whole number, equals 2,666 shares).

The exchange ratios shown in the table above were designed to result in the issuance of new options with a fair value for financial accounting purposes approximately equal to the fair value of the options surrendered in the exchange.  We calculated the fair value of the eligible options using the Black-Scholes-Merton option valuation model.  For this purpose, we used the following factors:

(i)	original exercise price,

(ii)	assumed value of $0.50 per share of our common stock (the closing price as of April 12, 2010),

(iii)	expected volatility of our common stock of 158%,

(iv)	expected remaining terms of the eligible options as of the anticipated option exchange date in the summer of 2010,

(v)	average risk-free rates of 1.7%, and

(vi)	no expected dividends.

We then established the exchange ratios set forth above based on the average Black-Scholes-Merton value of the eligible options having exercise prices within a specified range for each ratio, as compared to the Black-Scholes-Merton value of one share of our common stock underlying an option to be issued in the option exchange program.

The following table summarizes information regarding the options eligible for exchange in the program, as of April 12, 2010:

Exercise Price of Eligible Options	Number of Shares Underlying Eligible Options	Weighted Average Price of Eligible Options ($)	Weighted Average Remaining Term of Eligible Options (Years)	Exchange Ratio	Maximum Number of New Options That May be Granted Upon Surrender of Eligible Options
Greater than or equal to $0.68 per share, but less than $0.86 per share	1,633,500	0.80	8.66	5:4	1,306,800
Equal to $0.86 per share	1,408,775	0.86	0.87	2:1	704,388
Greater than or equal to $0.87 per share, but less than or equal to $1.20 per share	2,494,304	0.98	5.92	5:4	1,995,443
Greater than or equal to $1.21 per share, but less than or equal to $2.00 per share	2,231,063	1.42	4.94	10:7	1,561,744
Greater than or equal to $2.01 per share, but less than or equal to $2.91 per share	1,151,500	2.64	4.28	100:65	748,475
Greater than or equal to $2.92 per share, but less than or equal to $8.50 per share	322,100	8.07	0.29	10:1	32,210
Total	9,241,242	1.49	5.00	100:69	6,349,060

If the market price of our common stock prior to the commencement of the option exchange program has increased or decreased such that the exchange ratios set forth above would no longer result in the issuance of new options with an aggregate fair value for financial accounting purposes approximately equal to the aggregate fair value of the options eligible for exchange, our Board of Directors will have the discretion to adjust the exchange ratios accordingly.

Term and Vesting Schedule

The vesting schedule and maximum term of the new options will no longer be the same as that which applied to the eligible options prior to participation in the exchange program.  The new options will be subject to a new vesting schedule and have a new maximum term of 10 years from the date of grant.  None of the new options will be vested on the date of grant.  Instead, the new options will vest over a period of 2 or 3 years (as described in the table below), subject to acceleration upon a “change in control” (as defined in the 2009 Plan).  The new vesting schedule of the new options will be as follows:

Vesting Remaining on Eligible Option	Vesting Schedule for New Option
Fully vested eligible option
The newly granted option will vest as to 50% of the shares on the first anniversary of the grant date, and as to 50% of the shares on the 2-year anniversary of the grant date, subject to continued service through each vesting date; provided, however, that the granted option fully vests and is exercisable as to 100% of the shares upon a change in control.

Less than 2 years of vesting remaining for full vesting of the eligible option
The newly granted option will vest as to 50% of the shares on the first anniversary of the grant date, and as to 50% of the shares on the 2-year anniversary of the grant date, subject to continued service through each vesting date; provided, however, that the granted option fully vests and is exercisable as to 100% of the shares upon a change in control.

2 years or more vesting remaining for full vesting of the eligible option
The newly granted option will vest as to 34% of the shares on the first anniversary of the grant date, and as to 33% of the shares on each of the next yearly anniversaries of the grant date, so as to be fully vested in 3 years, subject to continued service through each vesting date; provided, however, that the granted option fully vests and is exercisable as to 100% of the shares upon a change in control.

Implementing the Option Exchange Program

We have not commenced the option exchange program and will not do so unless our stockholders approve this proposal.  If the Company receives stockholder approval of the program, the program may commence at a time determined by the Company, with terms expected to be materially similar to those described in this proposal.  However, even if the stockholders approve the program, the Board may still later determine not to implement the program.  It is currently anticipated that the program will commence in May/ Spring and expire in the summer of 2010, with an exchange date in the summer of 2010, same as the expiration date, subject to approval of the program by our stockholders.  If approved, we intend to commence the option exchange program within six (6) months following the Annual Meeting.  Within the timeframe, the actual commencement date will be determined by us.

Upon the commencement of the option exchange program, eligible service providers holding eligible options would receive written materials explaining the precise terms and timing of the program (an “offer to exchange”).  Eligible service providers would be given at least 20 business days to elect to exchange some or all of their eligible options.  Eligible employees would make this election by filling out an election form which would be distributed to them as part of the offer to exchange and submitting the form to the Company's designated representative within the 20 business day period (or such longer period as we choose to keep the offer open).  After the offer to exchange is closed, all eligible options that were surrendered for exchange would be cancelled, and our Board of Directors would approve the grants of the new replacement options in accordance with the applicable exchange ratio.  All new options would be granted under the 2009 Plan.  All new options granted pursuant to the option exchange program will retain the status as the eligible option it replaces to the extent permissible under the law (e.g., if an eligible option was intended to be a incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), then the new option will be an incentive stock option to the extent permissible under the law).

At or before commencement of the option exchange program, we would file the offer to exchange with the Securities and Exchange Commission (the “SEC”) as part of the tender offer statement on Schedule TO.  Employees, as well as stockholders and members of the public, would be able to obtain the offer to exchange and other documents we file with the SEC free of charge from the SEC’s website at www.sec.gov.

U.S. Federal Income Tax Consequences

The following is a summary of the anticipated material United States federal income tax consequences of participating in the option exchange program.  A more detailed summary of the applicable tax considerations to participants will be provided in the offer to exchange.  The tax consequences of the program are not entirely certain, however, and the Internal Revenue Service is not precluded from adopting a contrary position, and the law and regulations themselves are subject to change.  All holders of eligible options are urged to consult their own tax advisors regarding the tax treatment of participating in the program under all applicable laws prior to participating in the program.  We believe the exchange of eligible options for new options pursuant to the program should be treated as a non-taxable exchange and neither we nor any of our eligible employees should recognize any income for U.S. federal income tax purposes upon the surrender of eligible options and the grant of new options.  If the option exchange program is open for 30 days or more, eligible options that were intended to be incentive stock options will be considered “modified,” which will result in a deemed regrant of the eligible option, whether or not they were exchanged.  This would mean that for purposes of the incentive stock option rules the holding period measured from the date of grant would restart and the option holder would not receive any credit for the time from the original grant date of the eligible option.  The option exchange program is currently scheduled to remain open for 29 calendar days and therefore should not result in a modification of eligible incentive stock options.  However, the Company may extend the offer.

Potential Modification to Terms of Option Exchange Program to Comply with Governmental Requirements

The terms of the option exchange program will be described in an offer to exchange that will be filed with the SEC.  Although we do not anticipate that the SEC would require us to materially modify the program’s terms, it is possible that we may need to alter the terms of the program to comply with comments from the SEC.  In addition, we may find it necessary or appropriate to change the terms of the exchange program to take into account our administrative needs, accounting rules, company policy decisions that make it appropriate to change the exchange program and the like.  Our Board of Directors will thus retain the discretion to make any such necessary or desirable changes to the terms of the program for purposes of complying with comments from the SEC or addressing the factors described in the preceding sentence.

Potential Modification to Terms of Option Exchange Program Due to Changing Circumstances

Our Board of Directors is authorized to adjust the threshold for options eligible to participate in the option exchange program if there is a significant change in the market price for our common stock preceding the commencement of the program to ensure the intent of the program is realized; however, any changes would preserve the general terms and eligibility requirements of the program discussed in this proposal.  Our Board of Directors will retain the discretion to adjust the exchange ratios if there is a significant change in the market price of our common stock preceding the commencement of the program in comparison to the market price used in determining the exchange ratios set forth in the table in this proposal.  If our Board of Directors does adjust the exchange ratios, it will do so with the intent of causing the offer to exchange to result in the issuance of new options having a fair value approximating the fair value of the stock options surrendered, determined using the same valuation methodologies as were used to determine the exchange ratios set forth in this proposal.

Financial Accounting Consequences

The Company accounts for stock-based compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC 718”).  Under ASC 718, to the extent the fair value of each award of stock options granted pursuant to the option exchange program exceeds the fair value of the surrendered options at the modification date, such excess is considered incremental compensation.  This excess, in addition to any remaining unrecognized expense for the eligible options surrendered in exchange for the new options, will be recognized by the Company as an expense for compensation.  This expense will be recognized ratably over the vesting period of the new options in accordance with the requirements of ASC 718.  In the event that any awards of new options are forfeited prior to their vesting due to termination of an employee’s or director's service, the compensation cost related to the forfeited stock options will not be recognized.

Program Participation

Because the decision whether to participate in the option exchange program is completely voluntary, we are not able to predict who or how many eligible employees will elect to participate, how many stock options would be surrendered for exchange or the number of new options that may be issued.

Effect on Stockholders

We are unable to predict the precise impact of the option exchange program on our stockholders because we are unable to predict how many or which eligible employees may exchange their eligible options.  The program was designed in the aggregate to be substantially value neutral to our stockholders and to reduce the dilution in ownership from outstanding equity awards.  The following table summarizes the effect of the program, assuming all eligible options were exchanged, as of April 12, 2010:

	Prior to the Exchange:	Following the Exchange:
Shares of Common Stock Outstanding	39,022,344	39,022,344
Shares Covered by All Outstanding Options (including options held by all employees, executive officers and directors)	11,060,018 with a weighted average exercise price of $1.41 and a weighted average remaining term of 5.01 years	8,167,836 with a weighted average exercise price of $0.62 (assuming an exercise price of $0.50 for the new options granted in the exchange) and a weighted average remaining term of 8.9 years
Shares Covered by All Outstanding Full Value Awards (that is, outstanding restricted stock units and unvested restricted stock awards)	1,680,000	1,680,000
Shares Available for Future Award Grants Under the 2009 Plan	860,273	3,752,455

If you are both a stockholder and an employee holding eligible options, please note that voting to approve the option exchange program does not constitute an election to participate in the program.

Vote Required; Recommendation of Board of Directors

The Approval of the Option Exchange Program requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

The board of directors unanimously recommends a vote “FOR” the approval of the option exchange program.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Burr Pilger Mayer, Inc., or BPM, as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2010, and recommends that stockholders vote for ratification of such appointment.  Before making its selection, the Audit Committee carefully considered the firm’s qualifications as independent auditors.  This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services provided by BPM, to ensure that they will not impair the independence of the accountants.  The Audit Committee expressed its satisfaction with BPM in all of these respects.  Representatives of BPM are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

For fiscal 2009, BPM billed the Company $201,283 in fees and expenses for the audit of its annual financial statements included in its annual report on Form 10-K, and review of the Company’s unaudited interim quarterly financial statements included in its quarterly reports on Form 10-Q.  Additionally, BPM billed the Company $6,486 for its review of the 2009 annual Proxy Statement and 2009 Equity Incentive Plan registration statement.

For fiscal 2008, BPM billed the Company $199,669 in fees and expenses for the audit of its annual financial statements included in its annual report on Form 10-K, and review of the Company’s unaudited interim quarterly financial statements included in its quarterly reports on Form 10-Q.

Non-audit Related Fees

BPM did not bill the Company for non-audit related fees in fiscal 2008 or 2009.

Tax Fees and All Other Fees

BPM did not provide, and the Company did not pay, BPM for any tax or other professional services to the Company in fiscal 2008 or 2009.  The Company did not engage BPM to provide advice regarding financial information systems design and implementation during fiscal 2009 or 2008.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants subject to limited discretionary authority granted to the Company’s chief financial officer.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  The services provided by BPM as described above were approved by the Audit Committee.

For fiscal 2009, the Audit Committee considered whether the services rendered by BPM were compatible with maintaining BPM’s independence as accountants of the Company’s financial statements, and concluded that they were.

Vote Required; Recommendation of Board of Directors

Stockholder ratification of the selection of BPM as the Company’s independent accountants is not required by applicable law.  However, the board of directors is submitting the selection of BPM to the stockholders for ratification as a matter of good corporate governance.  If the stockholders fail to ratify the selection, the Audit Committee and the board of directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

If a quorum is present and voting, the affirmative vote of a majority of the shares voting shall be required to ratify the appointment of BPM.  Abstentions and “broker non-votes” are not counted in the ratification of BPM’s appointment.

The Company’s board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for fiscal 2010.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers and their respective ages as of April 12, 2010 were as follows:

Name	Age	Position
Robert F. Kirk	54	Chief Executive Officer
Elias A. MurrayMetzger	40	Chief Financial Officer, Chief Administrative Officer & Corporate Secretary
Stephen M. Epstein	45	Chief Marketing Officer
Stephen W. Westmoreland	54	Chief Information Officer
J. Chris Lauwers	50	Chief Technology Officer
Anton F. Rodde	66	President, Intellectual Property Division
Bryan M. Kennedy	54	Vice President, Business Development

Robert F. Kirk - see biography in the board of directors section of this proxy.

Elias (Eli) A. MurrayMetzger joined Avistar in January 2006 as the Company’s Controller.  In January 2010, Mr. MurrayMetzger received the additional title of Chief Administrative officer.  In April 2009 Mr. MurrayMetzger was appointed CFO and Corporate Secretary by the Board of Directors  after being promoted to Acting CFO and Acting Corporate Secretary of the Company in January 2009.  Mr. MurrayMetzger brings to Avistar more than 12 years of experience in financial management, regulatory compliance and operations at technology organizations.  Prior to joining Avistar, Mr. MurrayMetzger served as Assistant Controller of Centra Software, Inc., a provider of software solutions for online business communication, collaboration and learning.  During his tenure at Centra from April 2004 to January 2006, Mr. MurrayMetzger successfully navigated the company’s Sarbanes-Oxley compliance effort and all SEC reporting and compliance functions as the company reached profitability and was sold to Saba, Inc. in February 2006.  Prior to Centra, Mr. MurrayMetzger worked for the technology audit practice of PricewaterhouseCoopers from February 2000 to March 2004.  He is a Certified Public Accountant (inactive) and has a Bachelor of Science in Agribusiness with a concentration in finance from California Polytechnic State University, San Luis Obispo.

Stephen M. Epstein joined Avistar in January 2008 as the Company’s Chief Marketing Officer.  Prior to Avistar, he was Vice President; Head of Product Management at Mantas Inc. from July 2003 to January 2008.  From May 2002 to July 2003, Mr. Epstein was Head of Product & Business Development at Bang Networks.  From 1995 to 2002, Mr. Epstein held senior-level management and product development positions including, Head of Global Foreign Exchange Sales Technology and Group CTO at Deutsche Bank.  Mr. Epstein attended Vanier College in Montreal, Canada.

Bryan M. Kennedy joined Avistar in December 2009 as Avistar’s Vice President, Business Development.  Prior to Avistar, Kennedy held executive management positions at Avid Technology, a leader in digital media solutions, from November 2005 to January 2009. From 2001 to November 2005, Mr. Kennedy was self employed and provided consulting services related to mergers, acquisitions and corporate strategy to a variety of businesses. From 1992 to 2001, Mr. Kennedy was General Partner for Platinum Venture Partners, a leading venture capital firm. Mr. Kennedy was also a consultant for McKinsey and Company from 1988 to 1992. Mr. Kennedy received a B.S. in Economics and Finance from Farleigh Dickenson University and an M.B.A. from the Harvard Business School.

J. Chris Lauwers has been the Company’s Chief Technology Officer since February 2000.  He served as Vice President of Engineering of Avistar Systems from 1994 to 2000.  He previously served as Principal Software Architect at Vicor Inc., a private e-business product solutions and engineering consulting company, from 1990 to 1994, and as a research associate at Olivetti Research Center from 1987 to 1990.  Dr. Lauwers holds a B.S. in electrical engineering from the Katholieke Universiteit Leuven of Belgium.  Dr. Lauwers also holds an M.S. and a Ph.D. in electrical engineering and computer science from Stanford University.

Anton F. Rodde has been the President of the Company’s Intellectual Property division (organized as a separate subsidiary and legal entity up until October 2007) since December 2003.  Prior to joining Avistar, he served as President and CEO of Western Data Systems, an ERP software company, from 1991 to 2003, as President and General Manager of several subsidiaries of Teknekron Corporation, a technology incubator, from 1984 to 1991, as founder and President of Control Automation, a robotics company, from 1980 to 1984, and held a variety of technical and management positions at AT&T from 1970 to 1980.  Dr. Rodde holds a B.S. in physics from Benedictine University and an M.S. and Ph.D. in physics from the Illinois Institute of Technology.

Stephen W. Westmoreland joined Avistar in September 2009 as Chief Information Officer.  Prior to Avistar, Mr. Westmoreland was the Senior Vice President of Support Operations for Vicor from December 2003 to September 2009, where he helped grow the company and played a leading role as part of Metavante’s successful acquisition of Vicor. Mr. Westmoreland also previously held chief information officer positions at Damage Studios and VALinux Systems from 1999 to 2003 and earlier, he held operations and technology positions with Bank of America, Wells Fargo, and Centex. Mr. Westmoreland holds a B.S. degree in Computer Science from Louisiana Tech University.

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer and the three other most highly compensated officers (the “Named Executive Officers”) for services rendered to the Company in all capacities for the fiscal year ended December 31, 2009 and December 31, 2008:
Name and Principal Position	Year	Salary ($)		Discretionary Non-Plan Based Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Robert Kirk (3) Chief Executive Officer	2009 2008		$125,827 —		— —	— —		$881,700 —	— —	— —	— —		$1,007,527 —
Simon Moss (4) Former Chief Executive Officer	2009 2008	$ $	166,235 258,333	$ $	99,200 109,921	— —	$ $	200,553 28,536	— —	— —	$123,750 —	$ $	589,738 396,790
Elias MurrayMetzger Chief Financial Officer, Chief Administrative Officer and Corporate Secretary	2009 2008	$ $	181,383 137,539	$ $	— 8,000	$44,000 —	$ $	151,934 29,507	— —	— —	— —	$ $	377,317 175,046
Stephen Epstein Chief Marketing Officer	2009 2008	$ $	235,417 216,490	$ $	— 27,000	$88,000 —	$ $	125,226 238,532	— —	— —	— —	$ $	448,643 482,022
Chris Lauwers Chief Technology Officer	2009 2008	$ $	250,000 250,000	$ $	20,000 12,000	$176,000 —	$ $	20,871 28,563	— —	— —	— —	$ $	466,871 290,563

(1)
Amounts shown do not reflect compensation actually received by the named executive officer.  Instead, the amounts represent the aggregate grant date fair value related to stock  option awards, and the aggregate grant date fair market value related to restricted stock unit awards, granted in the year indicated, pursuant to Financial Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC718).  The amounts for stock options and restricted stock unit awards from prior years were restated to reflect aggregate grant the fair value.  For a discussion of the valuation assumptions, see Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.  The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting in that award on the date the award is vested.  Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.

(2)	Compensation reflects severance payment and consulting fee made to Mr. Moss after his resignation in July 2009.
(3)	Mr. Kirk joined Avistar in July 2009 and has an annual base salary of $270,000 per year.
(4)	Mr. Moss resigned in July 2009.

The following table presents certain information concerning equity awards held by the Named Executive Officers at December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert Kirk Chief Executive Officer	0 0	1,000,000 500,000		$0.8000 $0.8000	7/14/2019 7/14/2019
Elias MurrayMetzger Chief Financial Officer, Chief Administrative Officer and Corporate Secretary	9,375 12,500 10,500 0 0 60,058 25,000	625 7,500 1,500 48,000 160,000 0 25,000		$1.7300 $1.6000 $1.2500 $1.1500 $0.9500 $0.8600 $0.6100	1/18/2016 4/18/2017 5/23/2016 1/21/2019 4/15/2019 4/16/2018 12/5/2017 12/8/2011			100,000	$45,000
Chris Lauwers Chief Technology Officer	23,188 26,812 50,000 60,278 39,722 22,500 15,000 25,247 18,503 37,500 62,500 43,750 26,250 101,142 23,858 0 112,708 37,292 51,888 6,250 25,000 25,000	0 0 0 0 0 0 22,500 0 6,250 0 0 0 0 0 0 30,000 0 0 0 0 0 50,000		$17.2500 $17.2500 $8.5000 $2.9100 $2.9100 $1.6000 $1.6000 $1.5200 $1.5200 $1.4700 $1.4700 $1.2100 $1.2100 $1.1600 $1.1600 $0.9500 $0.9000 $0.9000 $0.8600 $0.8600 $0.6100 $0.6100	3/31/2010 3/31/2010 9/18/2010 4/20/2015 4/20/2015 4/18/2017 4/18/2017 4/18/2016 4/18/2016 4/10/2011 4/10/2011 5/14/2012 5/14/2012 4/21/2014 4/21/2014 4/15/2019 4/23/2013 4/23/2013 4/16/2018 4/16/2018 12/5/2017 12/5/2017 12/8/2011			400,000	$180,000
Stephen Epstein Chief Marketing Officer	0 0 106,382 2,993 22,425 29,899	154,342 25,658 140,625 0 0 0		$0.9500 $0.9500 $0.9400 $0.9400 $0.8600 $0.8600	4/15/2019 4/15/2019 1/23/2018 1/23/2018 4/16/2018 4/16/2018 12/8/2011			200,000	$90,000

(1)
The options identified above generally vest over a four-year period with 1/4th of the shares vesting on the first anniversary of the vesting commencement date and 1/16th of the shares subject to the option vesting at the end of each subsequent three month period until the option is fully vested.  These options are also included in the Summary Compensation Table and do not constitute additional compensation.

(2)
The restricted stock units identified above vest 100% on the second anniversary of the vesting commencement date. The market value of these  restricted stock units at December 31, 2009 are calculated based on the closing price of Avistar’s common stock as quoted on the Pink Sheets as of December 31, 2009 of $0.45.These restricted stock units are also included in the Summary Compensation Table (at their respective grant date fair value) and do not constitute additional compensation.

Employment Arrangements and Change of Control Arrangements

Avistar entered into an Employment Agreement with Robert Kirk, Avistar’s  CEO effective as of July 14, 2009.  Pursuant to this agreement, if Mr. Kirk’s employment is terminated without cause and he executes a standard release of claims with the Company, he is entitled to receive:

•	Payment of his base salary for a period of six months following his termination;

•	Six months of additional exercisability of stock vested options held by Mr. Kirk, measured from the termination date;

•	Reimbursement for the cost of continued life insurance and health plan coverage for a period of six months from the date of his termination; and

•
The portion of the projected bonus for the fiscal year in which such termination of employment occurs, accrued up to the date of termination as determined by the Company’s Compensation Committee in its sole discretion.

In the event of a change of control prior to July 14, 2011, 50% of the shares subject to Mr. Kirk’s stock options will immediately become fully vested and exercisable.  The Employment Agreement entered into by Avistar with Mr. Kirk was filed on November 3, 2009 as an exhibit to Avistar’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.  Pursuant to the agreement, a change of control is deemed to occur:

(i)
upon any person becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities, except Gerald J. Burnett;

(ii)	upon consummation of a merger or consolidation of the Company as a result of which its stockholders just prior to such event have less than 50% of the voting power of the surviving entity; or

(iii)	upon the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the Audit Committee of the board of directors shall not be deemed “filed” with the SEC or “soliciting material” under the 1934 Act, and shall not be incorporated by reference into any such filings.

The Audit Committee evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls.  The board has adopted a written charter for the Audit Committee which details the responsibilities of the Audit Committee.  This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.

The audit committee members are not active professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.  The Audit Committee oversees Avistar’s financial reporting process on behalf of the board.  Management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviews Avistar’s financial statements and discusses the quality and acceptability of the controls, including the clarity of disclosures in the financial statements with management.  The Audit Committee also reviews the financial statements with Burr Pilger Mayer, Inc., Avistar’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of Avistar’s audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and the acceptability of Avistar’s financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2009 with management.  In addition, the Audit Committee has discussed with Burr Pilger Mayer, Inc., the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications with Those Charged with Governance).  The Audit Committee also has received the written disclosures and the letter from BPM as required by the Public Company Accounting Oversight Board Interim Independence Standards and the Audit Committee has discussed the independence of BPM with that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent registered public accounting firm and its management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Respectfully submitted by the Audit Committee of the Company’s board of directors:

William L. Campbell (Chairman)

Craig F. Heimark

Certain Relationships and Related Transactions and Director Independence

Transactions with UBS Warburg LLC

UBS Warburg LLC, a stockholder of the Company, and its affiliates have purchased systems and services from the Company in the past and may continue to do so in the future.  In 2009, such purchases constituted 8% of the Company’s revenue.

Transactions with Management and Others

On December 22, 2009 and again on January 12, 2010, the Company renewed and amended its Loan and Security Agreement with a financial institution to borrow up to $11.25 million under a revolving line of credit through and including March 30, 2010 and then decreased the line of credit to $6.0 million. The maximum facility amount was then further reduced to $5.0 million in March 2010 for the remainder of the period through the maturity date on December 21, 2010.  The agreement includes a first priority security interest in all of our assets.  Gerald Burnett, our chairman, provided a collateralized guarantee to the financial institution, assuring payment of our obligations under the agreement and as a consequence, a number of restrictive covenants were eliminated. Dr. Burnett also provided a personal guarantee to the Company assuring the Company a line of credit of up to $7.0 million with the same terms and mechanisms as the existing revolving line of credit, if needed, through March 31, 2011.

The Audit Committee of our board of directors is charged with reviewing in advance any proposed transaction or series of similar transactions in which the amount involved exceeds or will exceed $120,000, and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing, has or will have a direct or indirect material interest, other than the compensation agreements described in “Executive Compensation.” We intend that any such future transactions will be reviewed and approved by the Audit Committee, and will be on terms no less favorable to our Company than could be obtained from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc.  Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from reporting persons, the Company believes that during 2009, all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements with the exception of Messrs. Innes and Kirk each of whom had one delinquent Form 4 filing . In each case, a Form 4 was filed late by a single day.

Other Matters

The Company knows of no other matters to be submitted at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

The Company has adopted a procedure approved by the SEC called “house holding.”  Under this procedure, a house holding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies the Company that they wish to continue receiving individual copies.  This procedure reduces our printing costs and postage fees.  Each stockholder who participates in house holding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may contact the Company at (650) 525-3300.  They may also send an email to Investor Relations at ir@avistar.com.  Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert F. Kirk
Robert F. Kirk
April 30, 2010	Chief Executive Officer

Appendix A

Amended and Restated Bylaws of Avistar Communications Corporation

BYLAWS

OF

AVISTAR COMMUNICATIONS CORPORATION
(a Delaware corporation)

ARTICLE I

CORPORATE OFFICES
1.1	REGISTERED OFFICE

The registered office of the corporation shall be fixed in the Certificate of Incorporation of the corporation.

1.2	OTHER OFFICES

The Board of Directors of the corporation (the “Board of Directors” or the “Board”) may at any time establish ~~branch or subordinate~~other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS
2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).  In the absence of any such designation, stockholder’s meetings shall be held at the registered office of the corporation.

2.2 ANNUAL MEETING

~~(a)~~           The annual meeting of stockholders shall be held ~~each year on a date and at a time designated by the Board of Directors.  At the meeting, directors shall be elected, and any other proper business may be transacted.~~at any place within or outside the State of Delaware designated by the Board of Directors.  At the meeting, directors shall be elected and any other proper business may be transacted.

1

~~(b)           At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be:  (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) calendar days in advance of the date specified in the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders;~~ provided~~,~~ however~~, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:  (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) subsequent to the corporation’s becoming subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b).  The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.~~

~~(c)           Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting;~~ provided~~,~~ however~~, such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2.  Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director:  (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed (or would be required were the corporation subject to the reporting requirements of the Exchange Act) in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2.  At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c).  The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.~~

2

2.3 SPECIAL MEETING

(a) A special meeting of the stockholders, other than those required by statute, may be called at any time by the Board of Directors~~,~~ acting pursuant to a resolution adopted by a majority of the Whole Board, or by the President, or by the Chairman of the Board, or in the absence of the Chairman of the Board by the Chief Executive Officer, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting, but such special meetings may not be called by any other person or persons. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b)            The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Whole Board. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4            ADVANCE NOTICE PROCEDURES

(a)            Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(a). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these Bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(i)       To comply with clause (C) of Section 2.4(a) above, a stockholder’s notice must set forth all information required under this Section 2.4(a) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(a)(i). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

3

(ii)       To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) above as of the record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(iii)                  Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(a) and, if applicable, Section 2.4(b). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(a), and, if the chairman should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

~~(b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, Chief Executive Officer, or the Secretary of the corporation.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:  (i) a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) subsequent to the corporation’s becoming subject to the reporting requirements of the Exchange Act, any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any special meeting except in accordance with the procedures set forth in this paragraph (b).  The chairman of the special meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.  The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5, that a meeting will be held at the time requested by the person or persons who called the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.  If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice.  Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.~~Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(b) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(b) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(b). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

4

(i)       To comply with clause (B) of Section 2.4(b) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(b) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(a)(i) above.

(ii)       To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)            ~~(c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting;~~ provided~~,~~ however~~, such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.3.  Such stockholder’s notice shall set forth (i) as to each person, if any,~~as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director:  (A) the name, age, business address and residence address of ~~such person~~the nominee, (B) the principal occupation or employment of ~~such person~~the nominee, (C) the class and number of shares of the corporation ~~which~~that are held of record or are beneficially owned by ~~such person, (D~~the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, ~~and (E~~(F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to ~~such person~~the nominee that ~~is~~would be required to be disclosed ~~(or would be required were the corporation subject to the reporting requirements of the Exchange Act) in solicitations of proxies for elections of directors~~about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case ~~pursuant to Regulation 14A under the Exchange~~ pursuant to Regulation 14A under the 1934 Act (including without limitation ~~such person~~the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and ~~(ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.3.  At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c).  The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.~~

~~2.4~~	~~NOTICE OF STOCKHOLDERS’ MEETINGS~~

~~Except as set forth in Section 2.3, all notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting.  The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Board intends to present for election.~~

~~2.5~~	~~MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE~~

5

~~Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication.  Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice.  If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent to that stockholder by mail or telegraphic or other written communication to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located.  Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.~~

~~If any notice addressed to a stockholder at the address of that stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder on written demand of the stockholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.~~

~~An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.~~

(2)            as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(a)(ii) above, and the supplement referenced in the second sentence of Section 2.4(a)(ii) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(iii)                  At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(b).

(iv)                  Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(b). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairman should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

6

(c)            Advance Notice of Director Nominations for Special Meetings.

(i)       For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(c) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(b)(ii) and (b)(iii) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(c). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(ii)       The chairman of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(d)            Other requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5	~~2.6~~ QUORUM

Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the ~~presence in person or by proxy of the~~ holders of ~~shares of stock having~~ a majority of the ~~votes which could be cast by the holders of all~~stock issued and outstanding ~~shares of stock~~and entitled to vote ~~at the meeting shall be necessary and sufficient to~~, present in person or represented by proxy shall constitute a quorum.  In the absence of a quorum, either the stockholders so present ~~may~~, by majority vote, or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section ~~2.7~~2.6 of these Bylaws until a quorum shall attend.  Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

7

2.6	~~2.7~~ ADJOURNED MEETING; NOTICE

~~Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy.  In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.6 of these Bylaws.~~

When ~~any~~a meeting ~~of stockholders, either annual or special,~~ is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time ~~and place~~, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  ~~However, if a new record date for the adjourned meeting is fixed or if the adjournment is for more than thirty (30) days from the date set for the original meeting, then~~At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given~~.  Notice of any such adjourned meeting shall be given~~ to each stockholder of record entitled to vote at the ~~adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of these Bylaws.  At any adjourned meeting the corporation may transact any business which might have been transacted at the original~~ meeting.

2.7	~~2.8~~ VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section ~~2.11~~2.10 of these Bylaws, subject to the provisions of Sections 217 and 218 of the ~~General Corporation Law of Delaware~~DGCL (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

Except as may be otherwise provided in the Certificate of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of the stockholders.  Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares which the stockholder is entitled to vote.

If a quorum is present, the affirmative vote of the majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number or a vote by classes is required by law or by the Certificate of Incorporation.

2.8	~~2.9~~ VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT

The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice, or a waiver by electronic transmission, or a consent to the holding of the meeting or an approval of the minutes thereof.  The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders.  All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.  Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

8

2.9	~~2.10~~ STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to any limitations set forth in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  If the action which is consented to is such as would have required the filing of a certificate under any section of the ~~General Corporation Law of Delaware~~DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the ~~General Corporation Law of Delaware~~DGCL.

2.10	~~2.11~~ RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

If the Board of Directors does not so fix a record date:

(a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

(b) the record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action by the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating to that action.

The record date for any other purpose shall be as provided in Article VIII of these Bylaws.

9

2.11	~~2.12~~ PROXIES

~~Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation~~Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three ~~(3)~~ years from its date, unless the proxy provides for a longer period.  ~~A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact.~~  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212~~(c)~~ of the ~~General Corporation Law of Delaware~~DGCL.

2.12	~~2.13~~ INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board of Directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment.  If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any stockholder or a stockholder’s proxy shall, appoint an inspector or inspectors of election to act at the meeting.  The number of inspectors shall be either one (1) or three (3).  If inspectors are appointed at a meeting pursuant to the request of one (1) or more stockholders or proxies, then the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.  If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) receive votes, ballots or consents;

(c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) count and tabulate all votes or consents;

(e) determine when the polls shall close;

(f) determine the result; and

(g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

10

ARTICLE III

DIRECTORS
3.1	POWERS

Subject to the provisions of the ~~General Corporation Law of Delaware~~DGCL and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed ~~and all corporate powers shall be exercised~~ by or under the direction of the Board of Directors.

3.2	NUMBER

The number of directors of the corporation shall be not less than five (5) nor more than nine (9).  The current number of authorized directors is ~~seven (7)~~six (6).  The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the certificate of incorporation or by an amendment to the certificate of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.  Directors need not be stockholders.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these Bylaws, at each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the Delaware General Corporation Law.

Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed.

Elections of directors need not be by written ballot.

Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.

11

3.4	RESIGNATION AND VACANCIES

Any director may resign effective on giving written notice to the Chairman of the Board, the President, the secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective.  If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies in the Board of Directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote or written consent of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote thereon.  Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

(i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the ~~General Corporation Law of Delaware~~DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the ~~General Corporation Law of Delaware~~DGCL as far as applicable.

12

3.5	REMOVAL

Subject to any limitations imposed by law, and unless otherwise provided in the Certificate of Incorporation, the Board of Directors, or any individual director, may be removed from office with or without cause at any time by the affirmative vote of the holders of at least a majority of the then outstanding shares of the capital stock of the corporation entitled to vote at an election of directors.

3.6	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

Regular meetings of the Board of Directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the Board.  In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation.  Special meetings of the Board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

Any meeting, regular or special, may be held by means of conference telephone or ~~similar communication~~other communications equipment, ~~so long as~~by means of which all ~~directors~~persons participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

~~3.7~~	~~FIRST MEETINGS~~

~~The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.~~

3.7	~~3.8~~ REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice ~~if the times of such meetings are fixed~~at such time and at such place as shall from time to time be determined by the Board of Directors.

3.8	~~3.9~~ SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, or in the absence of the Chairman of the Board by the Chief Executive Officer or any three directors.

13

Notice of the time and place of special meetings shall be :

delivered personally by hand, by courier or by telephone ~~to each director or~~ ;

sent by United States first-class mail ~~or telegram, charges prepaid, addressed~~, postage prepaid;

sent by facsimile; or

sent by electronic mail,

directed to each director at that director’s address ~~as it is~~, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the ~~records of the~~ corporation’s records. ~~If the notice is mailed~~

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. ~~If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting.  Any oral notice given personally or by telephone~~Any oral notice may be communicated ~~either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it~~ to the director.  The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the corporation’s principal executive office of the corporation.

3.9	~~3.10~~ QUORUM

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section ~~3.12~~3.11 of these Bylaws.  Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of the Certificate of Incorporation and applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.10	~~3.11~~ WAIVER OF NOTICE

Notice of a meeting need not be given to any director (i) who signs a waiver of notice, or a waiver by electronic transmission, or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors.  All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting.  A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

14

3.11	~~3.12~~ ADJOURNMENT

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.12	~~3.13~~ NOTICE OF ADJOURNMENT

Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours.  If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section ~~3.9~~3.8 of these Bylaws, to the directors who were not present at the time of the adjournment.

3.13	~~3.14~~ BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken by the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board or committee, as the case may be, individually or collectively consent in writing or by electronic transmission to that action.  Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such ~~written~~ consent in writing or by electronic transmission, as the case may be, and any counterparts thereof shall be filed with the minutes of the proceedings of the Board.

3.14	~~3.15~~ FEES AND COMPENSATION OF DIRECTORS

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors.  This Section ~~3.15~~3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

~~3.16~~	~~APPROVAL OF LOANS TO OFFICERS~~

~~The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing contained in this Section 3.16 shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.~~

15

ARTICLE IV

COMMITTEES
4.1	COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the Board.  The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors.  Any committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, but no such committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the ~~General Corporation Law of Delaware~~DGCL, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the ~~General Corporation Law of Delaware~~DGCL, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the Bylaws of the corporation; and, unless the Board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the ~~General Corporation Law of Delaware~~DGCL.

4.2	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.6 (place of meetings), Section ~~3.8~~3.7 (regular meetings), Section ~~3.9~~3.8 (special meetings and notice), Section ~~3.10~~3.9 (quorum), Section ~~3.11~~3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment), and Section 3.13 ~~(notice of adjournment), and Section 3.14~~ (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

16

ARTICLE V

OFFICERS
5.1	OFFICERS

The officers of the corporation shall consist of a Chairman of the Board, a Chief Executive Officer, a Secretary and a Chief Financial Officer.  The corporation may also have, at the discretion of the Board of Directors, a President, one or more Vice Presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws.  Any number of offices may be held by the same person.

5.2	ELECTION OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these Bylaws, shall be chosen by the Board, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The Board of Directors may appoint, or may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5	VACANCIES IN OFFICES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

17

5.6	CHAIRMAN OF THE BOARD

The Chairman of the Board, if such an officer be elected, shall serve as the corporation’s general manager, and shall have general supervision, direction and control of the corporation’s business and its officers, and, if present, preside at meetings of the stockholders and the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws.  If there is no Chief Executive Officer, then the Chairman of the Board shall also be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.  The Chairman of the Board shall report to the Board of Directors.

5.7	CHIEF EXECUTIVE OFFICER

Subject to such powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the Chief Executive Officer shall, subject to the control of the Chairman of the Board, or the Board of Directors if there is no Chairman of the Board, have general supervision, direction, and control of the business and the officers of the corporation.  He or she shall preside at all meetings of the stockholders and the Board of Directors, in the absence or nonexistence of a Chairman of the Board.  He or she shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

5.8	VICE PRESIDENTS

In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the President or the Chairman of the Board.

18

5.9	SECRETARY

The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders.  The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws.  He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

5.10	CHIEF FINANCIAL OFFICER

The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

19

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS
6.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by the ~~General Corporation Law of Delaware~~DGCL, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.  For purposes of this Section 6.1, a “director” or “officer” of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2	INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the maximum extent and in the manner permitted by the ~~General Corporation Law of Delaware~~DGCL, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.  For purposes of this Section 6.2, an “employee” or “agent” of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3	INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the ~~General Corporation Law of Delaware~~DGCL.

20

ARTICLE VII

RECORDS AND REPORTS
7.1	MAINTENANCE AND INSPECTION OF RECORDS

The corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom.  A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder.  In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

7.2	INSPECTION BY DIRECTORS

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom.  The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3	ANNUAL STATEMENT TO STOCKHOLDERS

The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board of Directors or the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

21

ARTICLE VIII

GENERAL MATTERS
8.1	RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action (other than action by stockholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action.  In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

If the Board of Directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

8.2	CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3	CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.  Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

22

8.4	STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of a corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the Board of Directors, or the President or Vice-President, and by the Chief Financial Officer, the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5	SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the ~~General Corporation Law of Delaware~~DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6	LOST CERTIFICATES

Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time.  The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the Board may require; the Board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

~~8.7~~	~~CONSTRUCTION; DEFINITIONS~~

~~Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.~~

23

ARTICLE IX

MANNER OF GIVING NOTICE AND WAIVER
9.1	NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records.  An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

9.2	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these Bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

(i)       the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)       such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

          (i)if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

          (ii)if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

          (iii)if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

24

          (iv)if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

9.3	NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

9.4	NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

25

ARTICLE X

AMENDMENTS
The original or other Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors.  The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

ARTICLE XI

DISSOLUTION
If it should be deemed advisable in the judgment of the Board of Directors of the corporation that the corporation should be dissolved, the Board, after the adoption of a resolution to that effect by a majority of the whole Board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

At the meeting a vote shall be taken for and against the proposed dissolution.  If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of Section 275 of the ~~General Corporation Law of Delaware~~DGCL and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL.  Upon such certificate’s becoming effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL, the corporation shall be dissolved.

Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary.  The consent shall be filed and shall become effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL.  Upon such consent’s becoming effective in accordance with Section 103 of the ~~General Corporation Law of Delaware~~DGCL, the corporation shall be dissolved.  If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent.  The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

26

ARTICLE XII

CUSTODIAN
12.1	~~10.1~~ APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

(i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

(ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the Board of Directors cannot be obtained and the stockholders are unable to terminate this division; or

(iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

12.2	~~10.2~~ DUTIES OF CUSTODIAN

The custodian shall have all the powers and title of a receiver appointed under Section 291 of the ~~General Corporation Law of Delaware~~DGCL, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the ~~General Corporation Law of Delaware~~DGCL.

ARTICLE XIII

GENERAL MATTERS

13.1	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

27

Appendix B

Avistar Communications Corporation 2010 Employee Stock Purchase Plan

AVISTAR COMMUNICATIONS CORPORATION

2010 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated Contributions (as defined in Section 2(j) below).  The Company’s intention is to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code.  The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person (other than Gerald J. Burnett and his affiliates) or more than one person acting as a group, (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

1

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, provided that the sale or grant of an exclusive license to the Company’s patent portfolio alone will not be considered a Change in Control.  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(d), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Avistar Communication Corporation, a Delaware corporation, or any successor thereto.

(i) “Compensation” means all cash compensation reportable on Form W-2, including without limitation base straight time gross earnings, sales commissions, payments for overtime, shift premiums, incentive compensation, incentive payments and bonuses, plus any amounts contributed by the Employee to the Company’s 401(k) Plan from compensation paid to the Employee by the Company.

2

(j) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(k) “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

(l) “Director” means a member of the Board.

(m) “Eligible Employee” means any individual who is a common law employee of the Company or a Designated Subsidiary and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering.  For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves.  Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.  The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Employees are participating in that Offering.

(n) “Employer” means the employer of the applicable Eligible Employee(s).

(o) “Enrollment Date” means the first Trading Day of each Offering Period.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(q) “Exercise Date” means the first Trading Day on or after February 1 and August 1 of each year.

(r) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

3

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock as quoted on such exchange or system on the date of determination (or on the last preceding Trading Day for which such quotation exists if the date of determination is not a Trading Day), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or on the last preceding Trading Day if the date of determination is not a Trading Day), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

(s) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(t) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4.  For purposes of this Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical.

(u) “Offering Periods” means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the Exercise Date approximately six (6) months later.  The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.

(v) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w) “Participant” means an Eligible Employee that participates in the Plan.

(x) “Plan” means this Avistar Communication Corporation 2010 Employee Stock Purchase Plan.

(y) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Section 20.

4

(z) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(aa) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

3. Eligibility.

(a) Offering Periods.  Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.  Employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

(b) Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods.  The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Administrator will determine.  The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.  An Eligible Employee may participate in the Plan by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day or other Contributions (to the extent permitted by the Administrator) made during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation, which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have any payroll deductions made on such day applied to his or her account under the subsequent Offering Period.  The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Offering Period, provided that payment through means other than payroll deductions shall be permitted only if the Participant has not already had the maximum permitted amount withheld through payroll deductions during the Offering Period.  A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

5

(b) Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and payroll deductions will be made in whole percentages only.  A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her Contributions during the Offering Period by (i) properly completing and submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator.  If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10).  The Administrator may, in its sole discretion, limit the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period, and may establish such other conditions or limitations as it deems appropriate for Plan administration.  Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a Participant’s Contributions may be decreased to zero percent (0%) at any time during an Offering Period.  Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, and (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code.

6

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs).  At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than 25,000 shares of the Company’s Common Stock (subject to: (i) the limitations set forth in Section 3(b), (ii) the limitations set forth in Section 13 and (iii) any adjustment pursuant to Section 19).  The Eligible Employee may accept the grant of such option with respect to an Offering Period by electing to participate in the Plan in accordance with the requirements of Section 5.  The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Offering Period.  Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10.  The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account.  No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10.  Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant.  During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

7

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20.  The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator.  The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer.  The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.  No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure determined by the Administrator.  All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period.  If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

8

(b) A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated.

12. Interest.  No interest will accrue on the Contributions of a participant in the Plan, except as may be required by applicable law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 1,148,660 shares of Common Stock.

(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14. Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws.  The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S.).  Unless otherwise determined by the Administrator, the Employees eligible to participate in each sub-plan will participate in a separate Offering.  Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements.  Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

9

15. Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash.  In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.  Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16. Transferability.  Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds.  The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings in which applicable local law requires that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party for Participants in non-U.S. jurisdictions.  Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

18. Reports.  Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

10

19.	Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator.  The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation.  The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end.  The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control.  The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason.  If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19).  If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

11

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of Shares a Participant may purchase during any Offering Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

21. Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12

22. Conditions Upon Issuance of Shares.  Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A.  The Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A.  In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A.  Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto.  The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24. Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

25. Term of Plan.  The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It will continue in effect for a term of ten (10) years, unless sooner terminated under Section 20.

26. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

27. Severability.  If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

13

Exhibit A

Audit Committee Charter

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

AVISTAR COMMUNICATIONS CORPORATION

(As amended and restated April 21, 2010)

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Avistar Communications Corporation (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•
Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

SCOPE & POLICY:

Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements.  The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The Audit Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.  The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company’s stockholders.  The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

1

MEMBERSHIP:

            The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors.  The Audit Committee will consist of at least two members of the Board of Directors.  Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) Section 10A(m) of the Securities Exchange Act of 1934, as amended, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002;

•	Each member will be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement; and

•
At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•
Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•
Appointing, compensating, determining funding for and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) as set forth in Section 301 of the Sarbanes-Oxley Act for the purpose of preparing or issuing an audit report or related work;

•
Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) as set forth in Section 202 of the Sarbanes-Oxley Act; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•
Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

2

•
Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•
Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, engaging, obtaining advice and assistance from and determine funding for outside legal, accounting or other advisors as set forth in Section 301 of the Sarbanes-Oxley Act;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•
Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3

MEETINGS:

The Audit Committee will meet at least four times each year and approve (remotely, in person or by teleconference) SEC filings at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company.  The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion.  Such fees may include retainers or per meeting fees.  Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

4

Exhibit B

Nominating Committee Charter

AVISTAR COMMUNICATIONS CORPORATION
a Delaware corporation

CHARTER OF THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

(As adopted by the Board of Directors on April 21, 2010)

PURPOSE:

The Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Avistar Communications Corporation, a Delaware corporation (the “Company”), will assist the Company in meeting applicable governance standards by monitoring the composition of the Board and, when appropriate, seeking, screening and recommending for nomination qualified candidates for election to the Board at the Company’s Annual Meeting of Stockholders.  In addition, the Committee will seek qualified candidates to fill vacancies on the Board subject to appointment by the Board.  The Committee will evaluate candidates identified on its own initiative, including incumbent directors, as well as candidates referred to it by other members of the Board, by the Company’s management, by stockholders who submit names to the Company’s corporate secretary for referral to the Committee in accordance with the Bylaws of the Company, or by other external sources.  The Committee will also evaluate the Board’s structure and practices and, when appropriate, recommend new policies to the full Board.

MEMBERSHIP:

The Committee will consist of a minimum of two (2) members of the Board.

RESPONSIBILITIES AND AUTHORITY:

The responsibilities and authority of the Committee shall include the following:

•	Review Board and Board committee structure, composition, practices and future requirements, and make recommendations on these matters to the Board.

•	Oversee the Board performance evaluation process including conducting surveys of director observations, suggestions and preferences, and review the performance and self-evaluation of each director.

•	As needed or appropriate, conduct or authorize searches for potential Board members.

•	Evaluate, propose and approve nominees for election or appointment to the Board.

•	Consider, evaluate and, as applicable, propose and approve, security holder nominees for election to the Board.

•	In performing its responsibilities, the Committee shall have the authority to retain, compensate and terminate any search firm to be used to identify director candidates.

1

•	Evaluate and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of Board committee chairs.

•	Evaluate and recommend termination of membership of individual directors in accordance with the Board’s governance principles, for cause or for other appropriate reasons.

•	Oversee, and implement as necessary, director continuing education programs, including complying with any applicable director continuing education requirements.

•
Consider and/or adopt a policy regarding the consideration of candidates for the Board recommended by security holders, including, if adopted, procedures to be followed by security holders in submitting recommendations.

•
Periodically determine, as appropriate, whether there are any specific, minimum qualifications that the Committee believes must be met by a nominee approved by the Committee for a position on the Board and whether there are any specific qualities or skills that the Committee believes are necessary for one or more directors to possess.

•
The Committee shall review the disclosure in the Company’s proxy statement for its annual meeting of stockholders and shall inform management whether there are any changes that are necessary or appropriate with respect to disclosure in the proxy statement regarding:  (i) the Committee’s process for identifying and evaluating nominees for director, including nominees recommended by security holders; (ii) any minimum qualifications that the Committee believes must be met by nominees recommended by the Committee; (iii) any specific qualities or skills that the Committee believes are necessary for one or more of the Company’s directors to possess; (iv) the procedures to be followed by security holders in submitting director recommendations; and (v) the policy of the Committee with regard to the consideration of director candidates recommended by security holders.

•	Review and re-examine this Charter annually and make recommendations to the Board for any proposed changes.

•	Annually review and evaluate the Committee’s own performance.

•	Form and delegate authority to subcommittees when appropriate; provided, however, that any such subcommittee member must be a member of the Committee.

•	Perform such other tasks as may be delegated to the Committee from time to time by the Board.

•
In performing its responsibilities hereunder, the Committee shall have the authority to obtain advice, reports or opinions from such internal or external counsel and expert advisors as the Committee shall deem necessary or advisable.

2

The Committee shall not be required to address each responsibility set forth above at each meeting of the Committee, but rather shall take such actions at such times as are reasonably necessary to carry out the responsibilities set forth herein.

MEETINGS:

Meetings of the Committee will be held at the pleasure of the Board and the members of the Committee, from time to time, in response to needs of the Board.  Notwithstanding the foregoing, the Committee will meet at least once annually to evaluate and make nominations of qualified candidates for election to the Board at the Annual Meeting of Stockholders.

MINUTES:

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

The Committee will summarize its examinations and recommendations to the Board as appropriate, consistent with the Committee’s charter.

The Committee will provide written reports to the Board regarding the Committee’s nominations for election to the Board.

COMPENSATION:

Members of the Committee shall receive such fees for their service as Committee members as may be determined by the Board in its sole discretion.  Such fees may include retainers or per meeting fees.  Fees may be paid in such form of consideration as is determined by the Board.  Changes in such compensation shall be determined by the Board in its sole discretion.

No members of the Committee may receive any compensation from the Company other than the fees that they receive for service as a member of the Board or any committee.

3

Directions to Avistar Communications Corporation San Mateo Offices

1875 S. Grant Street, San Mateo, California 94402

From the North Bay (San Francisco Airport) (8 miles):

Take Highway 101 South
Take the CA-92 exit toward Half Moon Bay
Take the Delaware exit
Veer right at bottom of exit onto Concar Drive
At 2nd light, go right onto S. Grant Street
Go left into 2nd driveway
Avistar is located in the Crossroads Building at 1875 S. Grant Street on the 10th floor (Suite 1000)

From the South Bay (SJ Airport) (27.5 miles):

Take Highway 101 North
Take the CA-92 exit toward Half Moon Bay
Take the Delaware exit
Veer right at bottom of exit onto Concar Drive
At 2nd light, go right onto S. Grant Street
Go left into 2nd driveway
Avistar is located in the Crossroads Building at 1875 S. Grant Street on the 10th floor (Suite 1000)

DETACH HERE

PROXY

AVISTAR COMMUNICATIONS CORPORATION

2010 ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2010  10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) herby appoint(s) Gerald J. Burnett and William L. Campbell each as proxy and attorney-in-fact with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AVISTAR COMMUNICATIONS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on June 10, 2010, at 1875 S. Grant Street, 10th Floor San Mateo, California 94402, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Change/ comments:

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH AND RETURN THIS PORTION ONLY

THE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors. NOMINEES:

(01) Gerald J. Burnett, (02) William L. Campbell, (03) Craig F. Heimark, (04) R. Stephen Heinrichs,
(05) Robert M. Metcalfe, and (06) Robert F. Kirk.

For All [   ]  Withhold All [  ]  For All Except [  ]

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

----------------------------------------------------------------------------------------------

The Board of Directors recommends that you vote FOR the following:
		FOR	AGAINST	ABSTAIN
2.	To approve the amendment and restatement of the Company’s bylaws.	[ ]	[ ]	[ ]
3.	To approve the 2010 Employee Stock Purchase Plan.	[ ]	[ ]	[ ]
4.
To approve a stock option exchange program pursuant to which eligible holders of stock options will be offered the opportunity to exchange their eligible options to purchase shares of common stock outstanding under the Company’s existing equity incentive plans, for a smaller number of new options at a lower exercise price.
		[ ]	[ ]	[ ]
5.	To ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.	[ ]	[ ]	[ ]

Note: In their discretion, the proxies are authorized to cumulate votes for the election of directors and to vote upon such other business as may properly come before the meeting or any adjournments thereof.

For address change/comments, mark here (see reverse for instructions)    [  ]

Please  indicate if you plan to attend this meeting        Yes [   ]    No [  ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature:                                        Date:                           Signature:                                        Date: